UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material under §240.14a-12

FOXO TECHNOLOGIES INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

FOXO TECHNOLOGIES INC.

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

TO THE STOCKHOLDERS OF FOXO TECHNOLOGIES INC.:

It is my pleasure to invite you to attend the 2024 special meeting of stockholders (the “Special Meeting”), of FOXO Technologies Inc. to be held at [*] [*].m., Central Time on [*], 2024. The formal meeting notice and proxy statement for the Special Meeting are attached.

The Special Meeting will be a completely virtual meeting of stockholders, which will be conducted via live webcast. You will be able to attend the Special Meeting online, vote and submit your questions during the Special Meeting by visiting www.[*].

We are pleased to utilize the virtual stockholder meeting technology to provide ready access and cost savings for our stockholders and the company. The virtual meeting format allows attendance from any location in the world.

Even if you are planning on attending the Special Meeting online, please promptly submit your proxy vote by internet, telephone, or, if you received a printed form of proxy in the mail, by completing, dating, signing and returning the enclosed proxy, so your shares will be represented at the Special Meeting. Instructions on voting your shares are on the proxy materials you received for the Special Meeting. Even if you plan to attend the Special Meeting online, it is strongly recommended you complete and return your proxy card before the Special Meeting date, to ensure that your shares will be represented at the Special Meeting if you are unable to attend. Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on [*], 2024. If you attend the Special Meeting online and wish to vote at the Special Meeting, you will be able to do so even if you have previously returned your proxy card.

On behalf of our Board of Directors, thank you for your continued support and interest.

[*], 2024	Sincerely,

/s/ Bret Barnes
Bret Barnes
Director and Chairman of the Board of Directors

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

NOTICE OF 2024 SPECIAL MEETING OF STOCKHOLDERS

TO BE HELD ON [*], 2024

TO THE STOCKHOLDERS OF FOXO TECHNOLOGIES INC.:

Notice is hereby given that the 2024 special meeting of stockholders (the “Special Meeting”) of FOXO Technologies Inc., a Delaware corporation, and its subsidiaries (the “Company,” “FOXO”, “our,” “we” or “us”), will be held as a “virtual meeting” via live audio webcast on [*], 2024, at [*] [*].m., Central Time, for the following purposes, as more fully described in the accompanying proxy statement (the “Proxy Statement”):

1. To approve and adopt a proposal to amend our Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), any time before September 30, 2025, at a ratio ranging from one-for-five (1:5) to one-for-one hundred (1:100) (the “Reverse Split”) with the exact ratio within such range to be determined at the sole discretion of the Company’s Board of Directors (the “Board”), without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Split;

2. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Exchange Agreement (the “Smithline Exchange Agreement”) with Smithline Family Trust II (“Smithline”);

3. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Strata Purchase Agreement dated October 13, 2023 with ClearThink Capital Partners, LLC (“ClearThink”), as supplemented by the Supplement to Strata Purchase Agreement, dated as of October 13, 2023, and as amended, with ClearThink Capital Partners, LLC (the “Strata Purchase Agreement”) whereby ClearThink agreed to purchase up to $5,000,000 of shares of our Class A Common Stock and in connection with the Finder’s Fee Agreement, dated as of October 9, 2023, as amended (the “Finder Agreement”), with J.H. Darbie & Co., Inc., a registered broker-dealer (the “Finder”);

4. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Securities Purchase Agreement (the “SPA”) with an institutional investor (the “Purchaser”) pursuant to which the Company agreed to issue to the Purchaser and subsequent purchasers who will also be parties to the SPA (the Purchaser, together with the purchasers, the “Purchasers”) Senior Notes in the aggregate principal amount of up to $2,800,000 (each a “Note” or, together, the “Notes”);

5. To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

6. Such other matters as may properly come before the Special Meeting or any lawful adjournment or postponement thereof.

Pursuant to our Amended and Restated Bylaws (the “Bylaws”), our Board has fixed the close of business on [*], 2024 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Special Meeting and any adjournment or postponement thereof. Only holders of record of the Company’s common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment or postponement thereof.

Our Special Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

You will be able to attend the Special Meeting via live audio webcast by visiting FOXO’s virtual meeting website at www.[*] on [*], [*], 2024, at [*] [*].m., Central Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on the Notice that you received for the Special Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Special Meeting on the meeting website. Further instructions on how to attend and participate in the Special Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.[*].

Your vote is very important. Whether or not you attend the Special Meeting virtually, it is important that your shares be represented. You may vote your proxy by telephone or through the Internet, or, if you receive a paper proxy card by mail, by completing and returning the proxy card mailed to you. Voting instructions are provided in the enclosed proxy card and included in the accompanying Proxy Statement. Even if you have voted by proxy, you may still vote in person if you attend the Special Meeting. If you participate virtually in the Special Meeting, you may vote at that time, even if you previously submitted your vote. Even if you plan to participate in the Special Meeting, we urge you to vote as soon as possible over the Internet, by telephone or by mail as described in the Proxy Statement.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

SPECIAL MEETING TO BE HELD ON [*], 2024: THE COMPANY’S PROXY MATERIALS ARE

AVAILABLE AT WWW.[*].COM.

[*], 2024	By Order of our Board of Directors

/s/ Bret Barnes
Bret Barnes
Director and Chairman of the Board of Directors

TABLE OF CONTENTS

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING	3
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	9
CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS	10
PROPOSAL 1 – AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT	17
PROPOSAL 2 – APPROVAL OF THE ISSUANCE OF SHARES IN CONNECTION WITH THE SMITHLINE EXCHANGE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE	24
PROPOSAL 3 – APPROVAL OF THE ISSUANCE OF SHARES IN CONNECTION WITH THE CLEARTHINK STRATA PURCHASE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE	27
PROPOSAL 4 – APPROVAL OF THE ISSUANCE OF SHARES IN CONNECTION WITH THE SENIOR NOTE EXCHANGE IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE	32
PROPOSAL 5 – APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING TO A LATER DATE OR DATES TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE EACH OF THE PROPOSALS IN THIS PROXY STATEMENT	34
OTHER BUSINESS	35
STOCKHOLDER PROPOSALS	35
HOUSEHOLDING INFORMATION	35
WHERE YOU CAN FIND MORE INFORMATION	36
APPENDIX A	37

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PROXY STATEMENT

FOR

2024 SPECIAL MEETING OF STOCKHOLDERS

[*], 2024

Your proxy is solicited by the board of directors of FOXO Technologies Inc. (the “Company,” “FOXO”, “our,” “we” or “us”) for our 2024 Special Meeting of Stockholders (the “Special Meeting”), to be held [*], [*], 2024, at [*] [*].m., Central Time. Our Special Meeting will be a “virtual meeting” of stockholders, which will be conducted exclusively online via live audio webcast. The Company’s principal executive office is located at 729 N. Washington Ave., Suite 600, Minneapolis MN 55401, and the telephone number is (612) 800 0059.

At the Special Meeting, you will be asked to consider and vote upon the following matters:

1. To approve and adopt a proposal to amend our Third Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), any time before September 30, 2025, at a ratio ranging from one-for-five (1:5) to one-for-one hundred (1:100) (the “Reverse Split”) with the exact ratio within such range to be determined at the sole discretion of the Company’s Board of Directors (the “Board”), without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Split;

2. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Exchange Agreement (the “Smithline Exchange Agreement”) with Smithline Family Trust II (“Smithline”);

3. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Strata Purchase Agreement dated October 13, 2023 with ClearThink Capital Partners, LLC (“ClearThink”), as supplemented by the Supplement to Strata Purchase Agreement, dated as of October 13, 2023 with ClearThink Capital Partners, LLC (the “Strata Purchase Agreement”) whereby ClearThink agreed to purchase up to $5,000,000 of shares of our Class A Common Stock and in connection with the Finder’s Fee Agreement, dated as of October 9, 2023, as amended (the “Finder Agreement”), with J.H. Darbie & Co., Inc., a registered broker-dealer (the “Finder”);

4. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Securities Purchase Agreement (the “SPA”) with an institutional investor (the “Purchaser”) pursuant to which the Company agreed to issue to the Purchaser and subsequent purchasers who will also be parties to the SPA (the Purchaser, together with the purchasers, the “Purchasers”) Senior Notes in the aggregate principal amount of up to $2,800,000 (each a “Note” or, together, the “Notes”);

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5. To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

6. Such other matters as may properly come before the Special Meeting or any lawful adjournment or postponement thereof.

Pursuant to our Amended and Restated Bylaws (the “Bylaws”), our Board has fixed the close of business on [*], 2024 as the record date (the “Record Date”) for determination of stockholders entitled to notice and to vote at the Special Meeting or any adjournment or postponement thereof. Holders of our Class A Common Stock are entitled to vote at the Special Meeting. Our Special Meeting will be a “virtual meeting” of stockholders which will be conducted exclusively online via live audio webcast.

You will be able to attend the Special Meeting via live audio webcast by visiting our virtual meeting website at www.[*] on [*], [*], 2024, at [*] [*].m., Central Time. Upon visiting the meeting website, you will be prompted to enter the 16-digit Control Number provided to you on the Notice that you received for the Special Meeting. The unique Control Number allows us to identify you as a stockholder and will enable you to securely log on, vote and submit questions during the Special Meeting on the meeting website.

Further instructions on how to attend and participate in the Special Meeting via the Internet, including how to demonstrate proof of stock ownership, are available at www.[*].

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QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

The Board is inviting you to vote at the Special Meeting, including any adjournments or postponements of the Special Meeting, because you were a stockholder of record at the close of business on the Record Date and are entitled to vote at the Special Meeting.

This Proxy Statement and the accompanying materials are being provided for the solicitation of proxies by the Board for the Special Meeting and summarizes the information you need to know to vote by proxy or in person at the Special Meeting.

What is included in these materials?

These materials include this Proxy Statement, the Notice of Special Meeting, the proxy card and the Annual Report on Form 10-K as filed with the Securities and Exchange Commission (the “SEC”) on June 6, 2024.

What is the purpose of the Special Meeting?

This is the Special Meeting of the Company’s stockholders. At the Special Meeting, we will be voting upon the following matters:

1. To approve and adopt a proposal to amend our Certificate of Incorporation to effect the Reverse Stock Split any time before September 30, 2025 with the exact ratio within such range to be determined at the sole discretion of the Board, without further approval or authorization of our stockholders before the filing of an amendment to the Certificate of Incorporation effecting the proposed Reverse Split;

2. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Smithline Exchange Agreement, as more fully described in this Proxy Statement;

3. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance in connection with the Strata Purchase Agreement, as more fully described in this Proxy Statement;

4. To approve, for purposes of complying with NYSE American Rule 713, the issuance of shares of Class A Common Stock in an amount equal to or in excess of 20% of our Class A Common Stock outstanding immediately prior to such issuance of Notes in connection with the SPA with the Purchasers, as more fully described in this Proxy Statement;

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5. To approve the adjournment of the Special Meeting, if necessary or advisable, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes to approve the foregoing proposals; and

6. Such other matters as may properly come before the Special Meeting or any lawful adjournment or postponement thereof.

How do proxies work?

Our Board is asking for your proxy. This means you authorize persons selected by us to vote your shares at the Special Meeting in the way you instruct and, with regard to any other business that may properly come before the Special Meeting, as they think best.

Who is entitled to vote?

Our Board has fixed the close of business on [*], 2024 as the “Record Date” for a determination of stockholders entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof. You can vote at the Special Meeting if you held shares of our Class A Common Stock as of the close of business on the Record Date. On [*], 2024, there were [*] shares of Class A Common Stock outstanding. Each share of Class A Common Stock entitles the holder thereof to one vote.

A list of stockholders of record entitled to vote at the Special Meeting will be available for inspection at our principal executive offices located at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401 for a period of at least 10 days prior to the Special Meeting and during the Special Meeting. The stock transfer books will not be closed between the Record Date and the date of the Special Meeting.

What is the difference between holding shares as a record holder and as a beneficial owner (holding shares in street name)?

If your shares are registered in your name with our transfer agent, Continental Stock Transfer & Trust Company, you are the “record holder” of those shares. If you are a record holder, these proxy materials have been provided directly to you by the Company.

If your shares are held in a stock brokerage account, a bank or other holder of record, you are considered the “beneficial owner” of those shares held in “street name.” If your shares are held in street name, these proxy materials have been forwarded to you by that organization. As the beneficial owner, you have the right to instruct this organization on how to vote your shares.

Who may attend the Special Meeting?

Record holders and beneficial owners may attend the Special Meeting. If your shares are held in street name and you would like to vote your shares at the Special Meeting, you will need to obtain a valid proxy from the bank, broker, nominee, fiduciary or other custodian that holds your shares giving you the right to vote the shares at the Special Meeting.

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How do I vote?

If on [*], 2024, your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. Stockholders of record may vote by using the Internet, by telephone or (if you received a proxy card by mail) by mail as described below. Stockholders also may attend the virtual meeting and vote electronically. If you hold shares through a bank, broker, nominee, fiduciary or other custodian, please refer to your proxy card, Notice or other information forwarded by your bank, broker, nominee, fiduciary or other custodian to see which voting options are available to you.

● You may vote by using the Internet at [*].com by following the instructions for Internet voting on the Notice or proxy card mailed to you. Internet voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [*], 2024.

● You may vote by telephone by dialing 1-800-[*] and following the instructions for voting by phone on the Notice or (if you received a proxy card by mail) the proxy card mailed to you. Telephone voting is available 24 hours a day and will be accessible until 11:59 p.m. Eastern Time on [*], 2024.

● You may vote by mail by requesting, completing and mailing in a paper proxy card, as outlined in the Notice. Your vote and the method you use to vote will not limit your right to vote at the Special Meeting if you decide to virtually attend the Special Meeting.

● If you wish to vote electronically at the Special Meeting, go to [*].com using your unique Control Number that was included in the proxy materials that you received in the mail.

What if I return a proxy card but do not make specific choices?

If you are not a record holder, such as where your shares are held through a bank, broker, nominee, fiduciary or other custodian, you must provide voting instructions to the record holder of the shares in accordance with the record holder’s requirements in order for your shares to be properly voted. Therefore, if you do not provide voting instructions to your bank, broker, nominee, fiduciary or other custodian, they may not vote in any of the matters presented for a vote at this Special Meeting, and your shares will be considered to be a “broker non-vote” with regard to those matters. Broker non-votes will be counted as present for purposes of determining whether enough votes are present to hold our Special Meeting but will not otherwise have an effect on the outcome of a vote for any proposal in this Proxy Statement.

Proposals 1 (the amendment to our Certificate of Incorporation to effect the Reverse Split) and 5 (the adjournment proposal) are “routine” matters on which your broker can exercise voting discretion. All other proposals are considered non-routine and therefore brokers cannot use discretionary authority to vote shares on such other proposals to be considered at the Special Meeting if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.

How will my shares be voted?

All shares entitled to vote and represented by a properly completed, executed and delivered proxy received before the Special Meeting and not revoked will be voted at the Special Meeting as you instruct in a proxy delivered before the Special Meeting. If you do not indicate how your shares should be voted on a matter, the shares represented by your proxy will be voted for each proposal and with regard to any other matters that may be properly presented at the Special Meeting and all matters incident to the conduct of the meeting. All votes will be tabulated by the inspector of elections appointed for the meeting, who will separately tabulate affirmative and negative votes, abstentions and broker non-votes.

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Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies, including an estimated fee of $[*], plus reimbursement of out-of-pocket expenses, for [*] to act as our proxy solicitor . In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card or Notice?

If you receive more than one proxy card or Proxy Statement, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card or submit a proxy for each Proxy Statement to ensure that all of your shares are voted.

What if I share an address with another stockholder?

If you reside at the same address as another stockholder, you and other stockholders residing at the same address may receive a single copy of this Proxy Statement. This process, which has been approved by the SEC, is called “householding.” However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions: (i) if the shares are registered in the name of the stockholder, the stockholder should contact us at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, (612) 800 0059 to inform us of such stockholder’s request; or (ii) if a bank, broker, nominee, fiduciary or other custodian holds the shares, the stockholder should contact the bank, broker, nominee, fiduciary or other custodian directly. Stockholders who participate in householding will continue to have access to and utilize separate proxy voting instructions. The annual report on Form 10-K, quarterly reports on Form 10-Q, when filed, this Proxy Statement and the related notice are also available at [*].

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the Special Meeting. You may revoke your proxy in any one of three ways:

● You may submit another properly completed proxy card with a later date.

● You may send a written notice that you are revoking your proxy to FOXO Technologies Inc., 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, Attention: CEO.

● You may virtually attend the Special Meeting and vote electronically by going to www.[*] and using your unique Control Number that was included in the proxy materials that you received in the mail. Simply attending the meeting will not, by itself, revoke your proxy.

Who will solicit proxies on behalf of our Board?

Proxies may be solicited on behalf of our Board, without additional compensation, by the Company’s directors and employees. We have retained [*] to act as a proxy solicitor.

The original solicitation of proxies by mail may be supplemented by telephone, telegram, facsimile, electronic mail and personal solicitation by our directors and employees (who will receive no additional compensation for such solicitation activities). You may also be solicited by advertisements in periodicals, press releases issued by us and postings on our corporate website at www.foxotechnologies.com. Unless expressly indicated otherwise, information contained on our corporate website is not part of this Proxy Statement.

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How are votes counted?

Votes will be counted by the inspector of elections appointed for the Special Meeting, who will separately count “FOR,” “AGAINST” and “WITHHOLD” votes, abstentions and broker non-votes. Abstentions and broker non-votes will be counted as present for purposes of determining the presence of a quorum.

If your shares are held by your bank or broker as your nominee (that is, in “street name”), you will need to obtain a voting instruction form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of the New York Stock Exchange (“NYSE”) on which your broker may vote shares held in street name without your voting instructions. On non-discretionary items for which you do not give your broker instructions, the shares will be treated as broker non-votes. Under current NYSE rules, any election of a member of the Board, whether contested or uncontested, is considered “non-routine” and therefore brokers are not permitted to vote your shares held in street name for any of the proposals in this Special Meeting, other than Proposals 1 and 5, in the absence of instructions from you. Proposals 2, 3, and 4 are non-routine matters and therefore if you hold your shares through a bank, broker, nominee, fiduciary or other custodian, your shares will not be voted on those proposals unless you provide voting instructions to the record holder.

How many votes are needed to approve each proposal?

Proposal	Vote Required	Broker Discretionary Vote Allowed
Approval of an amendment to our Certificate of Incorporation to effect the Reverse Split	A majority of the outstanding shares of Class A Common Stock	Yes
Approval of the issuance of shares in connection with the Smithline Exchange Agreement in accordance with NYSE American Company Guide Section 713	A majority of the votes cast	No
Approval of the issuance of shares in connection with the Strata Purchase Agreement and Finder Agreement in accordance with NYSE American Company Guide Section 713	A majority of the votes cast	No
Approval of the issuance of shares in connection with the issuance of Notes in connection with the SPA with the Purchasers in accordance with NYSE American Company Guide Section 713	A majority of the votes cast	No
Approval of one or more adjournments of the Special Meeting to a later date or dates	A majority of the votes cast	Yes

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What are the voting procedures?

You may vote in favor of or against each proposal, or you may abstain from voting on each proposal. You should specify your respective choices on the accompanying proxy card or your vote instruction form.

All shares represented by proxy will be voted at the Special Meeting in accordance with the choices specified on the proxy, and where no choice is specified, in accordance with the recommendations of the Board. Thus, where no choice is specified, the proxies will be voted for the proposals being placed before our stockholders at the Special Meeting.

Is my vote confidential?

Yes, your vote is confidential. The only persons who have access to your vote are the inspector of elections, individuals who help with processing and counting your votes, and persons who need access for legal reasons. Occasionally, stockholders provide written comments on their proxy cards, which may be forwarded to our Company’s management and the Board.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least one-third of the voting power of all the Company’s outstanding shares entitled to vote at this Special Meeting are represented, in person or by proxy. On the Record Date, there were in the aggregate [*] shares of Class A Common Stock outstanding and entitled to vote. Thus, [*] shares must be represented by stockholders present at the Special Meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy vote or vote at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How will my shares be voted if I mark “ABSTAIN” on my proxy card?

We will count a properly executed proxy card marked “ABSTAIN” as present for purposes of determining whether a quorum is present, but the shares represented by that proxy card will not be voted at the Special Meeting for or against the proposals so marked.

How can I find out the results of the voting at the Special Meeting?

Preliminary voting results will be announced at the Special Meeting. Final voting results will be available on a Current Report on Form 8-K filed with the SEC within four business days after the end of the Special Meeting.

What if I have additional questions that are not addressed here?

If you have any questions or require any assistance regarding our Special Meeting, please contact our proxy solicitor:

[*]

Strategic Stockholder Advisor and Proxy Solicitation Agent

[*]

North American Toll-Free Phone:

1-[*]

Email: [*]

Call Collect Outside North America: +1 [*]

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of October [*], 2024, the number of shares of Class A Common Stock beneficially owned by (i) each person, entity or group (as that term is used in Section 13(d)(3) of the Exchange Act of 1934) known to us to be the beneficial owner of more than 5% of the outstanding shares of common stock; (ii) each of our directors; (iii) each of our named executive officers; and (iv) all current executive officers and directors as a group. Information relating to beneficial ownership of common stock by our principal stockholders and management is based upon information furnished by each person using “beneficial ownership” concepts under the rules of the SEC. Under these rules, a person is deemed to be a beneficial owner of a security if that person directly or indirectly has or shares voting power, which includes the power to vote or direct the voting of the security, or investment power, which includes the power to dispose or direct the disposition of the security. The person is also deemed to be a beneficial owner of any security of which that person has a right to acquire beneficial ownership within 60 days from the date of this proxy statement. Under the SEC rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he or she may not have any pecuniary interest. Except as noted below, each person has sole voting and investment power with respect to the shares beneficially owned and each stockholder’s address is c/o FOXO Technologies Inc., 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401.

Applicable percentage of ownership is based on [*] shares of Class A Common Stock issued as of October [*], 2024.

Name and Address of Beneficial Owner	Number of Shares of Common Stock (5)	% of Common Stock (6)
Directors and Executive Officers:
Mark White (1)	237,037	[*]	%
Martin Ward (1)	237,037	[*]	%
Bret Barnes (2)	11,865	*
Francis Colt deWolf III	0	-
Seamus Lagan (3)	1,023,629	[*]	%
Trevor Langley	0	-
Brian Chen	0	-
Tyler Danielson	0	-
Robert Potashnick	0	-
All current directors and executive officers as a group (four individuals) (4)	1,035,494	[*]	%
5% Beneficial Holders (Not Named Above)
Rennova Health, Inc. 400 S. Australian Avenue Suite 800 West Palm Beach, Florida 33401	1,023,629	[*]	%

*	less than 1%.

(1)	Includes 237,037 shares of Class A Common Stock held by KR8 AI, an entity of which Messrs. White and Ward control.

(2)	Includes (i) 3,333 shares of Class A Common Stock held by Mr. Barnes that are subject to forfeiture pursuant to the Management Contingent Share Plan; and (ii) 3,532 shares of Class A Common Stock underlying vested options held by Mr. Barnes.

(3)	Shares are owned by Rennova Health, Inc., of which Mr. Lagan is the Chief Executive Officer.

(4)	Our current directors and executive officers are: Francis Colt deWolf III (Director), Bret Barnes (Chairman and Director), Mark White (Interim Chief Executive Officer and Director) and Martin Ward (Interim Chief Financial Officer), Seamus Lagan (Director), and Trevor Langley (Director).

(5)	These amounts are based upon information available to the Company as of the date of this filing.

(6)	To our knowledge, except as indicated in the footnotes above and subject to state community property laws where applicable, all beneficial owners named in the beneficial ownership table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

Letter Agreement for Software License and Development

On October 29, 2023, we entered into a letter agreement (the “Letter Agreement”) with KR8 AI, pursuant to which KR8 granted us a provisional exclusive license (the “License”) to use KR8’s KR8 AI Eco System and iOS/Android app to develop one or more consumer health, wellness and longevity apps. The Letter Agreement limits the distribution of any such apps to consumers in North America. The Letter Agreement provides that KR8 AI will grant us a non-provisional exclusive License with a perpetual term upon the parties’ signing of a definitive license agreement.

Pursuant to the Letter Agreement, we agreed to pay KR8 AI an initial license and development fee of $2,500,000, with $2,000,000 to be paid in cash in agreed upon monthly increments and the remaining $500,000 to be paid in our Class A Common Stock at 102% of the closing price of the Common Stock on the date of the definitive agreement, subject to the authorization of NYSE American, provided that, (i) with the consent of KR8 AI, portions of the cash fee may be paid in shares of Common Stock and (ii) for so long as the Common Stock is listed on a major exchange, commencing July 1, 2024, if the average trading volume exceeds $50,000 per day for an agreed upon period, up to a third of any monthly fee may be paid in shares of Common Stock.

In addition to the license and development fee, we agreed to pay KR8 AI a royalty of 15% of product subscriber revenues, with a minimum annual royalty to be agreed upon by the parties. If the royalty paid in respect of any year is less than the applicable minimum, the License will become non-exclusive; we will have the option to maintain exclusivity by paying the shortfall.

Pursuant to the Letter Agreement, KR8 AI will provide ongoing support and maintenance for a monthly fee of $50,000. In addition, KR8 AI will assist with the development of any apps. We will pay KR8 AI 110% of its out-of-pocket costs in providing development services; provided that the first $50,000 due for development services any month will be deemed satisfied by payment of the monthly maintenance fee.

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Pursuant to the Letter Agreement, KR8 AI will own all rights to intellectual property produced solely by KR8 AI in performing under the License, provided that we will have the right to use such property pursuant to the License. We will own all rights to intellectual property in the form of both sample meta-data and paired molecular data collected including research results and biomarkers produced solely by us utilized in KR8 AI’s products, including without limitation the raw and processed epigenetic data, provided KR8 AI will have the right to use such property pursuant to the License. We and KR8 AI will jointly own all rights to intellectual property produced jointly.

Pursuant to the Letter Agreement, the parties agreed to promptly negotiate and enter into a definitive license agreement containing the terms described in the Letter Agreement and such other customary terms and conditions, including among others, scope and timing of deliverables, use restrictions, terms with respect to confidentiality, indemnification, insurance, choice of law and forum, conditions of default, rights and remedies upon a default, warranties and limitations of liability. If the parties fail to enter into a definitive license agreement prior to November 15, 2023, each party’s remedy will be limited to commencing an arbitration to determine all issues not agreed upon. If the arbitrators fail to provide a remedy with respect to each issue raised, the parties will nevertheless be obligated to perform as set forth in the Letter Agreement, subject to such rights of termination as may be agreed upon in a license agreement.

Mark White, our Interim Chief Executive Officer and director, is KR8 AI’s President. Martin Ward, our Interim Chief Financial Officer, is KR8 AI’s Chief Financial Officer. Mr. White and Mr. Ward each beneficially owns more than 5% of the common stock of KR8 AI.

KR8 AI Master License and Services Agreement

Effective January 12, 2024, we entered into the License Agreement with KR8 AI. Our Interim CEO and Interim CFO each are equity owners of KR8 AI. Under the License Agreement, KR8 AI granted to us a limited, non-sublicensable, non-transferable perpetual license to use the “Licensor Products” listed in Exhibit A to the License Agreement, to develop, launch and maintain license applications based upon our epigenetic biomarker technology and software to develop an AI machine learning epigenetic APP to enhance health, wellness and longevity. The territory of the License Agreement is solely within the U.S., Canada and Mexico.

Under the License Agreement, we agreed to pay to KR8 AI an initial license and development fee of $2,500,000, a monthly maintenance fee of $50,000, and an ongoing royalty equal to 15% of “Subscriber Revenues,” as defined in the License Agreement, in accordance with the terms and subject to the minimums set forth in the schedules of the License Agreement. We agreed to reimburse KR8 AI for all reasonable travel and out-of-pocket expenses incurred in connection with the performance of the services under the License Agreement, in addition to payment of any applicable hourly rates. If we fail to timely pay the “Minimum Royalty,” as defined in the License Agreement, due with respect to any calendar year, the license will become non-exclusive.

The initial term of the License Agreement commences on the effective date of the License Agreement. Unless terminated earlier in accordance with the terms, the License Agreement will be perpetual. Either party may terminate the License Agreement, effective on written notice to the other party, if the other party materially breaches this License Agreement, and such breach remains uncured 30 days after the non-breaching party provides the breaching party with written notice of such breach, in which event, the non-breaching party will then deliver a second written notice to the breaching party terminating the License Agreement, in which event the License Agreement, and the licenses granted under the License Agreement, will terminate on the date specified in such second notice. Either party may terminate the License Agreement, effective immediately upon written notice to the other party, if the other party: (i) is unable to pay, or fails to pay, its debts as they become due; (ii) becomes insolvent, files or has filed against it, a petition for voluntary or involuntary bankruptcy or otherwise becomes subject, voluntarily or involuntarily, to any proceeding under any domestic or foreign bankruptcy or insolvency law; (iii) makes or seeks to make a general assignment for the benefit of its creditors; or (iv) applies for or has appointed a receiver, trustee, custodian, or similar agent appointed by order of any court of competent jurisdiction to take charge of or sell any material portion of its property or business.

We may terminate the License Agreement at any time upon 90 days’ notice to KR8 AI provided that, as a condition to such termination, we immediately cease using any Licensor Products. KR8 AI may terminate the License Agreement at any time upon 30 days’ notice to us if we fail to pay any portion of the “Initial License Fee,” as defined in the License Agreement.

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Under the License Agreement, on January 19, 2024 we issued 1,300,000 shares of Class A Common Stock to KR8 AI.

Under the License Agreement, on October 17, 2024 we issued 237,037 shares of Class A Common Stock to KR8 AI.

Demand Promissory Notes

On September 19, 2023, we obtained a $247,233 loan from Andrew J. Poole, a director of the Company (the “September 2023 Loan”), to be used to pay for directors’ and officers’ insurance through October 2023. We issued to Mr. Poole a demand promissory note for $247,233 evidencing the September 2023 Loan (the “September 2023 Note”). The September 2023 Note does not bear interest. The September 2023 Note is due on demand, and in the absence of any demand, will be due one year from the issuance date. The September 2023 Note may be prepaid, in whole or in part, without penalty at any time.

On October 2, 2023, we obtained a $42,500 loan from Mr. Poole (the “October 2023 Loan”) to be used to pay for MSK’s legal fees through October 2023. We issued to Mr. Poole a demand promissory note for $42,500 evidencing the October 2023 Loan (the “October 2023 Note”). The October 2023 Loan accrues interest in arrears at a rate of 13.25% per annum. The principal sum of the October 2023 Note is due on demand, and in the absence of any demand, one year from the issuance date. The October 2023 Note may be prepaid, in whole or in part, without penalty at any time.

Delwinds

On February 23, 2022, Delwinds issued a promissory note in the principal amount of up to $2,000,000 to the Sponsor (the “Sponsor February Promissory Note”). The Sponsor February Promissory Note was issued in connection with advances the Sponsor has made to Delwinds for working capital expenses. As of the date of this Proxy Statement, $500,000 was still outstanding under the Sponsor February Promissory Note.

On February 24, 2022, in connection with the Business Combination, concurrent with the execution of the Merger Agreement, Andrew J. Poole, Delwinds’ Chairman and Chief Executive Officer, and The Gray Insurance Company, which is an affiliate of certain of Delwinds’ officers and directors (the “Backstop Investors”) entered into Backstop Subscription Agreements (the “Backstop Subscription Agreements”) pursuant to which the Backstop Investors agreed, subject to the terms and conditions of the Backstop Subscription Agreements, to purchase certain newly-issued shares of Class A Common Stock, contingent upon the occurrence of certain events, including the amount of Class A Common Stock redeemed upon consummation of the Business Combination and other contingencies. Concurrent and in connection with Delwinds entering into a Forward Purchase Agreement with Meteora Capital Partners or its affiliates, Delwinds and the Backstop Investors entered into revised Backstop Subscription Agreements (the “Revised Backstop Subscription Agreements”), the terms of which were also approved and agreed by Legacy FOXO. As a result of the terms of the Revised Backstop Subscription Agreements, the Backstop Investors did not subscribe for Delwinds shares concurrent with the consummation of the Business Combination pursuant to such agreements, in connection with Delwinds entering into the Forward Purchase Agreement with Meteora.

Delwinds has entered into a registration and stockholder rights agreement with respect to the private placement units, the units issuable upon conversion of working capital loans (if any) and the shares of Delwinds Class A Common Stock issuable upon exercise of the foregoing and upon conversion of the Founder Shares.

On September 14, 2022, the Sponsor forfeited 600,000 shares of Delwinds Class B Common Stock and assigned all of its remaining securities of the Company to its members for no additional consideration pursuant to securities assignment and joinder agreements (the “Distribution”), pursuant to which the members became parties to the Existing Letter Agreement, as amended by the Insider Letter Amendment, the Registration Rights Agreement, dated as of December 10, 2020, and Warrant Agreement, dated as of December 10, 2020, as applicable.

Legacy FOXO

Other than compensation arrangements, the following is a summary of the transactions and series of similar transactions since January 1, 2020, or any currently proposed transactions, to which Legacy FOXO was a participant or will be a participant, in which:

●	the amounts involved exceeded or will exceed $120,000; and
●	any of our directors, executive officers or holders of more than 5% of our voting securities, or any member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest.

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Compensation arrangements for our directors and named executive officers are described elsewhere in this Proxy Statement.

Sales and Purchases of Securities

Convertible Debenture Sales

During the three months ended March 31, 2021, Legacy FOXO entered into separate Securities Purchase Agreements and other 2021 Bridge Agreements, with the 2021 Bridge Investors, pursuant to which Legacy FOXO issued $11,812,500 in aggregate principal amount of the 2021 Bridge Debentures. Legacy FOXO received net proceeds of $9,612,007 from the sale of the 2021 Bridge Debentures after the original issue discount of 12.5% and deducting fees and expenses of $887,993. The 2021 Bridge Debentures were issued in three tranches, on January 25, 2021, February 23, 2021, and March 4, 2021. The 2021 Bridge Debentures mature twelve months from the initial issuance dates, bear interest at a rate of 12% per annum, and require interest only payments on a quarterly basis. We retained the right to extend the maturity date for each issuance for an additional three-month period and incur an extension amount rate of 110% of the outstanding balance of the 2021 Bridge Debenture. The 2021 Bridge Debentures allow for both: (i) voluntary conversion of aggregate principal and accrued and unpaid interest to shares of Class A Common Stock at the option of the holder at a price per share equal to OIP and (ii) mandatory conversion of aggregate principal and accrued and unpaid interest upon our consummation of offering of common stock, including a special purpose acquisition company transaction, for an aggregate price of at least $5,000,000 at a price per share equal to the lower of (a) 70% of the offering price per share or (b) OIP. On January 25, 2021, Legacy FOXO also issued convertible debentures to its serving Chief Executive Officer and Chief Operating Officer, and to the Consultant (as defined below) that provided consulting services to Legacy FOXO, on the same terms as the 2021 Bridge Debentures issued to the 2021 Bridge Investors.

Effective February 22, 2022, pursuant to the 2021 Bridge Amendment, Legacy FOXO and the requisite 2021 Bridge Investors amended the terms of certain 2021 Bridge Agreements to, among other things: (i) expand the definition of “Qualified Offering” to include certain transactions with a special purpose acquisition company, (ii) permit Legacy FOXO to undertake the issuance of the 2022 Bridge Debentures, (iii) allow Legacy FOXO to further extend the maturity dates of the 2021 Bridge Debentures by 5 months under certain circumstances and (iv) implement additional premiums payable on the outstanding principal amount of the 2021 Bridge Debentures under certain circumstances.

Contractor Agreement

In October 2021, Legacy FOXO entered into a Contractor Agreement with Dr. Murdoc Khaleghi, one of its former directors, under which Dr. Khaleghi served as FOXO’s Chief Medical Officer. The Company paid Dr. Khaleghi $99,000 for the year ended December 31, 2022. Additionally, Dr. Khaleghi received 80,000 shares of the Company’s Class A Common Stock under the Management Contingent Share Plan related to his service under the Contractor Agreement with the Company recognizing $29,000 of expense during the year ended December 31, 2022. During the fourth quarter of 2022, Dr. Khaleghi and the Company paused services and payments under this agreement.

Indemnification Agreements

Section 145 of the DGCL authorizes a court to award, or a corporation’s board of directors to grant, indemnity to directors and officers in terms sufficiently broad to permit such indemnification under certain circumstances for liabilities, including reimbursement for expenses incurred, arising under the Securities Act of 1933, as amended (the “Securities Act”).

The Charter provides for indemnification of the Company’s directors, officers, employees and other agents to the maximum extent permitted by the DGCL, and the Company Bylaws provide for indemnification of the Company’s directors, officers, employees and other agents to the maximum extent permitted by the DGCL.

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In addition, we have entered and will enter into indemnification agreements with directors, officers, and some employees containing provisions which are in some respects broader than the specific indemnification provisions contained in the DGCL. The indemnification agreements will require the Company, among other things, to indemnify its directors against certain liabilities that may arise by reason of their status or service as directors and to advance their expenses incurred as a result of any proceeding against them as to which they could be indemnified.

Consulting Agreement

In April 2022, Legacy FOXO executed a consulting agreement with Bespoke Growth Partners, Inc., a company controlled by Mark Peikin, which was subsequently amended on June 1, 2022. The consultant was considered to be a related party of the Company as a holder of more than 5% of Legacy FOXO Class A Common Stock prior to the Business Combination. The agreement had a term of twelve months, over which the consultant was to provide services that include, but are not limited to, advisory services relating to the implementation and completion of an event that will result in Legacy FOXO being publicly listed and subject to Exchange Act. Following the execution of the agreement, as compensation for such services to be rendered as well as related expenses over the term of the contract, the consultant was paid a cash fee of $1,425. The consulting agreement also called for the payment of an equity fee as compensation for such services. Legacy FOXO issued 1,500,000 shares of Class A Common Stock to the consultant. These shares were intended to convert into no less than 80,000 shares of Class A Common Stock of the Company after the consummation of the Business Combination. To the extent that adjustments to the Conversion Ratio reduced the consultant’s converted shares to an amount less than 80,000, the consultant was to be issued make-up shares to ensure they were the holder of 80,000 shares of the Company’s Class A Common Stock following the close of the Business Combination. The shares ultimately converted into 87,126 shares of the Company’s Class A Common Stock.

Policies for Approval of Related Person Transactions

Our Board reviews and approves transactions with related persons. Prior to our Board’s consideration of a transaction with a related person, the material facts as to the related person’s relationship or interest in the transaction are disclosed to the Board, and the transaction is not considered approved by the Board unless a majority of the directors who are not interested in the transaction approve the transaction.

We adopted a written related person transaction policy that sets forth the following policies and procedures for the review and approval or ratification of related person transactions.

A “Related Person Transaction” is a transaction, arrangement or relationship in which we or any of our subsidiaries was, is or will be a participant, the amount of which involved exceeds $120,000, and in which any related person had, has or will have a direct or indirect material interest. A “related person” means:

●	any person who is, or at any time during the applicable period was, one of our officers or one of our directors;

●	any person who is known by us to be the beneficial owner of more than 5% of our voting stock;

●	any immediate family member of any of the foregoing persons, which means any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, daughter-in-law, brother-in-law or sister-in-law of a director, officer or a beneficial owner of more than 5% of its voting stock, and any person (other than a tenant or employee) sharing the household of such director, officer or beneficial owner of more than 5% of its voting stock; and

●	any firm, corporation or other entity in which any of the foregoing persons is a partner or principal or in a similar position or in which such person has a 10% or greater beneficial ownership interest.

We have policies and procedures designed to minimize potential conflicts of interest arising from any dealings it may have with its affiliates and to provide appropriate procedures for the disclosure of any real or potential conflicts of interest that may exist from time to time. Specifically, pursuant to its charter, the audit committee of the Board has the responsibility to review related party transactions.

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Employment Arrangements

Simultaneously with the execution and delivery of the Merger Agreement, certain of our former executive officers who were executive officers of Legacy FOXO entered into Non-Competition Agreements in favor of Legacy FOXO and Delwinds and their respective present and future successors and direct and indirect subsidiaries. Under the Non-Competition Agreements, the Legacy FOXO executive officers signatory thereto agree not to compete with Delwinds, Legacy FOXO and their respective affiliates during the two-year period following the Closing and, during such two-year restricted period and not to solicit employees or customers of such entities. The Non-Competition Agreement also contains customary confidentiality and non-disparagement provisions.

Agreements with Current Executive Officers

Agreement with Mark White, our Interim Chief Executive Officer

On September 19, 2023, we entered into an interim employment agreement with Mark White, pursuant to which Mr. White agreed to serve as our Interim Chief Executive Officer and as a member of the Board. Pursuant to the employment agreement, Mr. White is an at-will employee and will receive an annual base salary of $1.

Mr. White is eligible to participate in our benefits program, including medical, dental and vision, 401k plan, short-term and long-term disability, paid time off, holidays and other voluntary benefits. We also agreed to reimburse Mr. White for reasonable out-of-pocket expenses incurred in furthering our businesses, after he provides an itemized account of expenditures pursuant to our reimbursement policy. The employment agreement includes provisions governing Company confidential information and ownership of work product.

On October 3, 2023, we granted Mr. White 250,000 shares of Class A Common Stock pursuant to the 2022 Plan in consideration of services rendered and to be rendered to us. The shares awarded are not subject to any performance or vesting criteria, are deemed fully earned as of the grant date and are not subject to forfeiture, even if Mr. White’s employment with us terminates for any reason.

On July 25, 2024, we entered into a new Services Agreement with Mark White that superseded the interim employment agreement (the “Services Agreement”). The initial term of the Services Agreement is until July 31, 2026. Pursuant to the Services Agreement, Mr. White is entitled to monthly fees of $30,000, which may be converted into equity at the option of both Mr. White and the Company. Mr. White is entitled to full and prompt reimbursement of all expenses incurred in connection with his service as an officer of the Company and a monthly reimbursement for the cost of leasing and insuring a vehicle with a fair market value not in excess of $80,000. No later than 30 days after the date of the Services Agreement, Mr. White is to be issued 2,000 shares of Series A Preferred Stock.

We may terminate the Services Agreement at any time without Cause (as defined in the Services Agreement), provided that we give written notice of termination at 60 days before the date of such termination. In which case, Mr. White is be entitled to receive the following:

(i) payment of 24 months’ of monthly fees which, may be taken in cash or common stock of the Company at Mr. White’s sole option; and

(ii) reimbursement for any outstanding reasonable business expenses incurred by Mr. White in performing his duties.

We may terminate the Services Agreement at any time for Cause, provided that we give written notice of termination to Mr. White. If the Services Agreement is terminated for Cause, Mr. White is entitled to:

(i) accrued and unpaid monthly fees through the date of such termination; and

(ii) reimbursement for any outstanding reasonable business expenses incurred by Mr. White in performing his duties.

The Services Agreement will terminate upon a Change of Control (as defined in the Services Agreement). If the Services Agreement is terminated upon Change of Control, Mr. White will be entitled to:

(i) payment of 24 months of monthly fees which, may be taken in cash or common stock of the Company at Mr. White’s sole option; and

(ii) reimbursement for any outstanding reasonable business expenses incurred by Mr. White in performing his duties.

For purposes of the Services Agreement, a termination for “Change of Control” means: (i) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A as in effect on the date of this Agreement pursuant to the Exchange Act; provided that, without limitation, such a change in control will be deemed to have occurred at such time as any Acquiring Person hereafter becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of 30% or more of the combined voting power of Voting Securities; or (ii) during any period of 12 consecutive calendar months, individuals who at the beginning of such period constitute the Board of Directors cease for any reason to constitute at least a majority thereof unless the election, or the nomination for election, by the Company’s stockholders of each new director was approved by a vote of at least a majority of the directors then in office who were directors at the beginning of the period; or (iii) there will be consummated (1) any acquisition by the Company of stock or assets of another entity actively engaged in business, in connection with which the Company issues Voting Securities or any security, instrument or agreement exercisable for or convertible into Voting Securities, representing in the aggregate more than 100% of the Voting Securities outstanding prior to the entry into an agreement to consummate such acquisition, notwithstanding that the exercise or conversion of such security, instrument or agreement is subject to a vote of the shareholders of the Company, (2) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which Voting Securities would be converted into cash, securities, or other property, other than a merger of the Company in which the holders of Voting Securities immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (3) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company; or (iv) approval by the stockholders of the Company of any plan or proposal for the liquidation or dissolution of the Company.

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For purposes of the Services Agreement, “Acquiring Person” means any person or related person or related persons which constitute a “group” for purposes of Section 13(d) and Rule 13d-5 under the Exchange Act, as such Section and Rule are in effect as of the date of this Agreement; provided, however, that the term Acquiring Person shall not include (i) the Company or any of its subsidiaries, (ii) any employee benefit plan of the Company or any of its subsidiaries, (iii) any entity holding voting capital stock of the Company for or pursuant to the terms of any such employee benefit plan, or (iv) any person or group solely because such person or group has voting power with respect to capital stock of the Company arising from a revocable proxy or consent given in response to a public proxy or consent solicitation made pursuant to the Exchange Act.

For purposes of the Services Agreement, “Voting Securities” means the Company’s issued and outstanding securities ordinarily having the right to vote at elections for director.

Upon the termination of the Services Agreement, upon the payment of all obligations owing to Mr. White by the Company, unless the Company will otherwise request, the Consultant shall resign from all positions within the Company.

Agreement with Martin Ward, our Interim Chief Financial Officer

On September 19, 2023, we entered into an interim employment agreement with Martin Ward, pursuant to which Mr. Ward agreed to serve as our Interim Chief Financial Officer. Pursuant to the employment agreement, Mr. Ward is an at-will employee and will receive an annual base salary of $1.

Mr. Ward is eligible to participate in our benefits program, including medical, dental and vision, 401k plan, short-term and long-term disability, paid time off, holidays and other voluntary benefits. We also agreed to reimburse Mr. Ward for reasonable out-of-pocket expenses incurred in furthering our businesses, after he provides an itemized account of expenditures pursuant to our reimbursement policy. The employment agreement includes provisions governing Company confidential information and ownership of work product.

On October 3, 2023, we granted Mr. Ward 250,000 shares of Class A Common Stock pursuant to the 2022 Plan in consideration of services rendered and to be rendered to us. The shares awarded are not subject to any performance or vesting criteria, are deemed fully earned as of the grant date and are not subject to forfeiture, even if Mr. Ward’s employment with us terminates for any reason.

Myrtle Recovery Centers Acquisition

On June 10, 2024, we entered into the Stock Exchange Agreement (the “Myrtle SEA”) with Myrtle Recovery Centers, Inc., a Tennessee corporation (“Myrtle”), and Rennova Health, Inc., a Delaware corporation (“RHI”). Pursuant to the Myrtle SEA, upon closing, RHI will exchange with the Company 100 shares of Common Stock of Myrtle (which represents 98.4% of the issued and outstanding shares of Myrtle Common Stock) for total consideration of $500,000 (the “Myrtle Purchase Price”), which payment will be made by the issuance of a number of shares of Class A Common Stock of the Company determined by dividing $500,000 by the volume weighted average price (the “VWAP”) on the day immediately prior to the closing date (the “Price”) but in no event will the number of shares be more than 19.99% of the number of outstanding shares of the Company’s Class A Common Stock on the trading day prior to the closing date. If the number of FOXO Shares to be issued to RHI multiplied by the Price is less than $500,000, the Company will pay the deficit in cash within 12 months from the closing date. If the earnings before interest, taxes, depreciation and amortization (“EBITDA”) indicated in the audited financial statements of Myrtle varies by more than 10% from the Myrtle Financial Statements (as defined in the Myrtle SEA), the Myrtle Purchase Price will automatically increase or decrease on a dollar for dollar basis and, if increased, the difference will be paid in additional shares of Class A Common Stock of the Company or cash or, if decreased, the difference will result in either cancellation of Class A Common Stock of the Company or return of cash paid.

On July 17, 2024, the board of directors of the Company approved the closing of the Myrtle SEA effective as of June 14, 2024.

Mr. Lagan is an executive officer and director of RHI and Mr. Langley is a director of RHI.

Rennova Community Health Acquisition

On June 10, 2024, we entered into the Stock Exchange Agreement (the “RCHI SEA”) with Rennova Community Health, Inc., a Florida corporation (“RCHI”), and RHI.

On September 10, 2024, the Company entered into the Amended and Restated Stock Exchange Agreement with RCHI and RHI (the “Amendment”) pursuant to which the RCHI SEA was amended to change the consideration to be received by RHI in exchange for all of the equity interests of RCHI from 20,000 shares of Series A Preferred Stock of the Company to $100. In addition, under the Amendment, RCHI will issue to RHI a senior note in the principal amount of $22,000,000 (subject to adjustments) (the “Note”), which will be secured by all of the assets of RCHI and its subsidiary, Scott County Community Hospital, Inc., a Tennessee corporation (“SCCH”), under the Security and Pledge Agreement dated September 10, 2024 by, between, and among RHI, RCHI, and SCHH (the “Subsidiary Security Agreement”), with the Company and SCCH providing a guaranty on the Note pursuant to the Guaranty Agreement dated September 10, 2024 (the “Guaranty Agreement”) and with the Company providing a security interest in the “Collateral,” as defined in the Security and Pledge Agreement dated September 10, 2024 (the “Security Agreement”) with RHI.

The Note matures on September 10, 2026 and accrues interest on any outstanding principal amount at an interest rate of 8% per annum for the first six months increasing to 12% per annum after six months until maturity. After maturity, the default interest rate will be 20% per annum until the Note is paid in full. The Note requires principal repayments equal to 10% of the free cash flow (net cash from operations less capital expenditures) from RCHI and its subsidiary. Payments will be one month in arrears. The Note will be reduced by payment of 25% of any net proceeds from equity capital raised by the Company. The Note is secured by the assets of RCHI and the Company and guaranteed by Company under the Guaranty Agreement and Security Agreement, respectively.

On September 10, 2024, the board of directors of the Company approved the closing of the RCHI SEA, as amended, effective as of September 10, 2024.

Mr. Lagan is an executive officer and director of RHI and Mr. Langley is a director of RHI.

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PROPOSAL 1 – AMENDMENT TO THE CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE SPLIT

Overview

On [*], 2024, the Board acted unanimously to adopt the proposal for a reverse split (the “Reverse Split Proposal”) to amend Article IV of our Certificate of Incorporation to enable a potential reverse stock split of our issued and outstanding Class A Common Stock at a ratio ranging from one-for-five (1:5) to one-for-one hundred (1:100) (the “Reverse Split”) with the exact ratio within such range to be determined at the sole discretion of the Board and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion provided that the Reverse Split be effected prior to September 30, 2025. The Board is now asking you to approve this Reverse Split Proposal.

Effecting the Reverse Split requires that Article IV of our Certificate of Incorporation be amended to include a reference to the Reverse Split. If approved, the Reverse Split will be effective upon the filing of a Certificate of Amendment to the Certificate of Incorporation, in the form attached to this proxy statement as Appendix A, with the Secretary of State of Delaware, with such filing to occur, if at all, at the sole discretion of the Board and prior to the one-year anniversary of the date the Reverse Split is approved by our stockholders.

If implemented, except for de minimis adjustments that may result from the treatment of fractional shares as described below, the Reverse Split will not have any dilutive effect on our stockholders since each stockholder would hold the same percentage of our Class A Common Stock outstanding immediately following the Reverse Split as such stockholder held immediately prior to the Reverse Split. The relative voting and other rights that accompany the shares would not be affected by the Reverse Split.

The text of Appendix A remains subject to modification to include such changes as may be required by the Secretary of State of the State of Delaware and as our Board deems necessary or advisable to implement the Reverse Split.

Purpose and Rationale for the Reverse Split

Our Board strongly believes that the Reverse Split is necessary to maintain our listing on NYSE American.

Our Class A Common Stock is traded on the NYSE American under the symbol “FOXO”. To continue our listing on the NYSE American, we must comply with NYSE American rules. NYSE American Company Guide Section 1003(f)(v) provides that the NYSE American may delist a security when it sells for a substantial period of time at a low price per share ($0.10). Our Class A Common Stock has been trading below $1.00 for many days since October 18, 2022 through [*], 2024. On [*], 2024, the closing price was $[*]. Our Board has considered the potential harm to us and our stockholders should NYSE American delist our Class A Common Stock from NYSE American. Delisting could adversely affect the liquidity of our Class A Common Stock since alternatives, such as the OTC Markets, are generally considered to be less efficient markets. An investor would likely find it less convenient to sell, or to obtain accurate quotations in seeking to buy our Class A Common Stock on an over-the-counter market. Many investors likely would not buy or sell our Class A Common Stock due to difficulty in accessing over-the-counter markets, policies preventing them from trading in securities not listed on a national exchange or for other reasons. These policies reduce the number of potential investors in our Class A Common Stock at its current market price. Our Board believes that a Reverse Split is a potentially effective means for us to increase the per share market price of our Class A Common Stock and to avoid, or at least mitigate, the likely adverse consequences of our Class A Common Stock being delisted from the NYSE American by producing the immediate effect of increasing the bid price of our Class A Common Stock.

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Management and the Board have considered the potential harm to us and our stockholders should NYSE American delist our Class A Common Stock. The Board believes that the increased market price of our Class A Common Stock expected as a result of implementing the Reverse Split could improve the marketability and liquidity of our Class A Common Stock and other securities and will encourage interest and trading in our Class A Common Stock. The Reverse Split, if effected, could allow a broader range of institutions to invest in our Class A Common Stock (namely, funds that are prohibited from buying stock whose price is below a certain threshold), potentially increasing the trading volume and liquidity of our Class A Common Stock. The Reverse Split could help increase analyst and broker interest in our Class A Common Stock, as their policies can discourage them from following or recommending companies with low stock prices. Because of the trading volatility often associated with low-priced stocks, many brokerage houses and institutional investors have internal policies and practices that either prohibit them from investing in low-priced stocks or tend to discourage individual brokers from recommending low-priced stocks to their customers. Some of those policies and practices may make the processing of trades in low-priced stocks economically unattractive to brokers. Additionally, because brokers’ commissions on low-priced stocks generally represent a higher percentage of the stock price than commissions on higher-priced stocks, a low average price per share of our Class A Common Stock can result in individual stockholders paying transaction costs representing a higher percentage of their total share value than would be the case if the share price were higher.

Our Board does not intend for this transaction to be the first step in a series of plans or proposals to effect a “going private transaction” within the meaning of Rule 13e-3 of the Exchange Act.

In addition, because the number of authorized shares of our Class A Common Stock will not be reduced, the Reverse Split will result in an effective increase in the authorized but unissued number of shares of our Class A Common Stock. The effect of the relative increase in the amount of authorized and unissued shares of our Class A Common Stock would allow us to issue additional shares of Class A Common Stock in connection with future financings, employee and director benefit programs and other desirable corporate activities, without requiring our stockholders to approve an increase in the authorized number of shares of Class A Common Stock each time such an action is contemplated, subject to applicable NYSE American rules.

We cannot assure you that the Reverse Split will have any of the desired effects described above. More specifically, we cannot assure you that after the Reverse Split the market price of our Class A Common Stock will increase proportionately to reflect the ratio for the Reverse Split, that the market price of our Class A Common Stock will not decrease to its pre-split level, that our market capitalization will be equal to the market capitalization before the Reverse Split, or that we will be able to maintain our listing on NYSE American.

Potential Disadvantages of the Reverse Split

We cannot assure you that the Reverse Split will accomplish any of the above objectives for any meaningful period of time. While we expect that the reduction in the number of outstanding shares of Class A Common Stock will increase the market price of our shares, we cannot assure you that the Reverse Split will increase the market price of our Class A Common Stock by a multiple equal to the number of pre-split shares, or result in any permanent increase in the market price of our Class A Common Stock, which is dependent upon many factors, including our business and financial performance, general market conditions and prospects for future success. If the per share market price does not increase proportionately as a result of the Reverse Split, then the value of our Company as measured by our stock capitalization will be reduced, perhaps significantly.

The number of shares held by each individual holder of Class A Common Stock would be reduced if the Reverse Split is implemented. This will increase the number of stockholders who hold less than a “round lot,” or 100 shares. Typically, the transaction costs to stockholders selling “odd lots” are higher on a per share basis. Consequently, the Reverse Split could increase the transaction costs to existing holders of Class A Common Stock in the event they wish to sell all or a portion of their position.

Although our Board believes that the decrease in the number of shares of our Class A Common Stock outstanding as a consequence of the Reverse Split and the anticipated increase in the market price of our Class A Common Stock could encourage interest in our Class A Common Stock and possibly promote greater liquidity for our stockholders, such liquidity could also be adversely affected by the reduced number of shares outstanding after the Reverse Split.

Except as set forth in this Proxy Statement, we have no specific plan, commitment, arrangement, understanding or agreement, either oral or written, regarding the issuance of Class A Common Stock subsequent to this proposed increase in the number of authorized shares at this time, and we have not allocated any specific portion of the proposed increase in the authorized number of shares to any particular purpose. However, we have in the past conducted certain public and private offerings of our securities, and we will continue to require additional capital in the near future to fund our operations. As a result, it is foreseeable that we will seek to issue such additional shares of Class A Common Stock in connection with any such capital raising activities, or any of the other activities described above. The Board does not intend to issue any Class A Common Stock or securities convertible into Class A Common Stock except on terms that the Board deems to be in the best interests of us and our stockholders.

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Determination of the Ratio for the Reverse Split

In determining the split ratio to use, the Board will consider numerous factors, including the historical and projected performance of our Class A Common Stock and prevailing market conditions and general economic trends, and will place emphasis on the expected closing price of our Class A Common Stock in the period following the effectiveness of the Reverse Split. The Board will also consider the impact of the split ratios on investor interest. The purpose of selecting a range is to give the Board the flexibility to meet business needs as they arise, to take advantage of favorable opportunities and to respond to a changing corporate environment. Based on the number of shares of Class A Common Stock issued and outstanding as of [*], 2024, after completion of the Reverse Split, we will have between [*] and [*] shares of Class A Common Stock outstanding, which excludes 2,140,761 shares of Class A Common Stock held as treasury shares, depending on the “Approved Split Ratio” selected by the Board.

Principal Effects of the Reverse Split

After the effective date of the proposed Reverse Split, each stockholder will own a reduced number of shares of Class A Common Stock. Except for adjustments that may result from the treatment of fractional shares as described below, the proposed Reverse Split will affect all stockholders uniformly. The proportionate voting rights and other rights and preferences of the holders of our Class A Common Stock will not be affected by the proposed Reverse Split (other than as a result of the rounding up of fractional shares). For example, a holder of 2% of the voting power of the outstanding shares of our Class A Common Stock immediately prior to a Reverse Split would continue to hold 2% of the voting power of the outstanding shares of our Class A Common Stock immediately after such Reverse Split. The number of stockholders of record also will not be affected by the proposed Reverse Split.

The following table contains the approximate number of issued and outstanding shares of Class A Common Stock, and the estimated per share trading price following a one-for-five (1:5), one-for-fifty (1:50) and one-for-one hundred (1:100) Reverse Split, without giving effect to any adjustments for fractional shares of Class A Common Stock or the issuance of any derivative securities, as of [*], 2024.

After Each Reverse Split Ratio

	Current		1:5		1:50		1:100
Class A Common Stock Authorized(1)		500,000,000		500,000,000		500,000,000		500,000,000
Class A Common Stock Outstanding		[*]		[*]		[*]		[*]
Number of Shares of Class A Common Stock Reserved for Issuance(2)		[*]		[*]		[*]		[*]
Number of Shares of Class A Common Stock Authorized but Unissued and Unreserved		[*]		[*]		[*]		[*]
Estimated price per share, based on the closing price of our Class A Common Stock on [*], 2024(3)	$	[*]	$	[*]	$	[*]	$	[*]

(1)	The Reverse Split will not have any impact on the number of shares of Class A Common Stock we are authorized to issue under our Certificate of Incorporation.

(2)	Consists of:

●	1,006,250 shares of Class A Common Stock issuable upon exercise of publicly-traded warrants at an exercise price of $115 per share (the “Public Warrants”);

●	31,625 shares of Class A Common Stock issuable upon exercise of private warrants at an exercise price of $115 per share (the “Private Warrants”);

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●	190,586 shares of Class A Common Stock issuable upon exercise of warrants at an exercise price of $[*] per share (the “Assumed Warrants”);

●	511,027 shares of Class A Common Stock issuable upon exercise of Rights by MSK;

●	296,550 shares of Class A Common Stock that may be issued under the 2020 Plan; and

●	2,254,436 shares of Class A Common Stock that may be issued to 1800 Diagonal Lending LLC upon the conversion of a convertible note.

(3)	The price per share indicated reflects solely the application of the Approved Split Ratio to the closing price of the Class A Common Stock on [*], 2024.

After the effective date of the Reverse Split, our Class A Common Stock will have a new committee on uniform securities identification procedures (“CUSIP”) number, a number used to identify our Class A Common Stock.

Our Class A Common Stock and Public Warrants are currently registered under Section 12(b) of the Exchange Act, and we are subject to the periodic reporting and other requirements of the Exchange Act. The proposed Reverse Split will not affect the registration of our Class A Common Stock or Public Warrants under the Exchange Act. Our Class A Common Stock will continue to be reported on NYSE American under the symbol “FOXO” and the Public Warrants will be quoted on the OTC Markets under the symbol “FOXOW.”

Effect on Outstanding Derivative Securities

The Reverse Split will require that proportionate adjustments be made to the per share exercise price and the number of shares issuable upon the exercise of the Public Warrants, the Private Warrants and the Assumed Warrants, in accordance with the Approved Split Ratio.

The adjustments to these securities, as required by the Reverse Split and in accordance with the Approved Split Ratio, would result in approximately the same aggregate price being required to be paid under such securities upon exercise, and approximately the same value of shares of Class A Common Stock being delivered upon such exercise, immediately following the Reverse Split as was the case immediately preceding the Reverse Split.

Effect on Stock Option Plans

We have equity incentive plans designed primarily to provide stock-based incentives to employees pursuant to which we have issued stock options to purchase shares of the Class A Common Stock. In the event of a Reverse Split, the Board shall make appropriate adjustment to awards granted under the equity incentive plans. Accordingly, if the Reverse Split is approved by our stockholders and the Board decides to implement the Reverse Split, as of the effective date the number of all outstanding option grants, the number of shares issuable and the exercise price, as applicable, relating to options under our equity incentive plans, will be proportionately adjusted using the Approved Split Ratio. The Board has also authorized us to effect any other changes necessary, desirable or appropriate to give effect to the Reverse Split, including any applicable technical, conforming changes.

The number of shares issuable under any individual outstanding stock option shall be rounded up as permitted under the specific terms of our 2022 Plan and the 2020 Plan. Commensurately, the exercise price under each stock option would be increased proportionately such that upon exercise, the aggregate exercise price payable by the optionee to us would remain the same. Furthermore, the aggregate number of shares currently available under the 2022 Plan for future stock option and other equity-based grants will be proportionally reduced to reflect the Approved Split Ratio.

Effective Date

Upon receipt of stockholder approval for the Reverse Split Proposal, if our Board concludes that it is in the best interests of the Company and our stockholders to effect the Reverse Split by September 30, 2025, the Certificate of Amendment will be filed with the Secretary of State of the State of Delaware. The actual timing of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware to effect the Reverse Split will be determined by our Board in its sole discretion but will be no later than September 30, 2025. In addition, if for any reason our Board deems it advisable to do so, the Reverse Split may be abandoned at any time prior to the filing of the Certificate of Amendment, without further action by our stockholders. Finally, the Board alone will have sole discretion to determine the final ratio of the Reverse Split within the parameters contained in the Reverse Split Proposal. The Reverse Split will be effective as of the date of filing with the Secretary of State of the State of Delaware (the “Effective Time”).

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Upon the filing of the Certificate of Amendment, without further action on our part or our stockholders, the outstanding shares of Class A Common Stock held by stockholders of record as of the Effective Time would be converted into a lesser number of shares of Class A Common Stock based on a Reverse Split ratio as determined by the Board in its sole discretion.

If the proposed Reverse Split is not approved by our stockholders, the Reverse Split will not occur.

Treatment of Fractional Shares

Our Board does not currently intend to issue fractional shares in connection with the Reverse Split. Therefore, we do not expect to issue certificates representing fractional shares. In lieu of any fractional shares, we will issue to stockholders of record who would otherwise hold a fractional share because the number of shares of Class A Common Stock they hold of record before the Reverse Split is not evenly divisible by the Reverse Split ratio that number of shares of Class A Common Stock as rounded up to the nearest whole share.

On or after the Effective Time, we will mail a letter of transmittal to each stockholder. Each stockholder will be able to obtain a certificate evidencing his, her or its post-Reverse Split shares only by sending the exchange agent (who will be the Company’s transfer agent) the stockholder’s old stock certificate(s), together with the properly executed and completed letter of transmittal and such evidence of ownership of the shares as we may require. Stockholders will not receive certificates for post-Reverse Split shares unless and until their old certificates are surrendered. Stockholders should not forward their certificates to the exchange agent until they receive the letter of transmittal, and they should only send in their certificates with the letter of transmittal. The exchange agent will send each stockholder, if elected in the letter of transmittal, a new stock certificate after receipt of that stockholder’s properly completed letter of transmittal and old stock certificate(s). A stockholder that surrenders his, her or its old stock certificate(s) but does not elect to receive a new stock certificate in the letter of transmittal will be deemed to have requested to hold that stockholder’s shares electronically in book-entry form with our transfer agent.

Certain of our registered holders of Class A Common Stock hold some or all of their shares electronically in book-entry form with our transfer agent. These stockholders do not have stock certificates evidencing their ownership of our Class A Common Stock. They are, however, provided with a statement reflecting the number of shares registered in their accounts. If a stockholder holds registered shares in book-entry form with our transfer agent, the stockholder may return a properly executed and completed letter of transmittal.

Stockholders who hold shares in street name through a nominee (such as a bank or broker) will be treated in the same manner as stockholders whose shares are registered in their names, and nominees will be instructed to effect the Reverse Split for their beneficial holders. However, nominees may have different procedures and stockholders holding shares in street name should contact their nominees.

Stockholders will not have to pay any service charges in connection with the exchange of their certificates.

Record and Beneficial Stockholders

As of the Record Date, we had [*] holders of record of our Class A Common Stock. We do not expect the Reverse Split and the rounding up of fractional shares to whole shares to result in a significant reduction in the number of record holders. We presently do not intend to seek any change in our status as a reporting company for federal securities law purposes, either before or after the Reverse Split.

If the Reverse Split is authorized by our stockholders and our Board elects to implement the Reverse Split, stockholders of record holding some or all of their shares of Class A Common Stock electronically in book-entry form under the direct registration system for securities will receive a transaction statement at their address of record indicating the number of shares of Class A Common Stock they hold after the Reverse Split. Non-registered stockholders holding Class A Common Stock through a bank, broker or other nominee should note that such banks, brokers or other nominees may have different procedures for processing the Reverse Split than those that would be put in place by us for registered stockholders. If you hold your shares with such a bank, broker or other nominee and if you have questions in this regard, you are encouraged to contact your nominee.

STOCKHOLDERS SHOULD NOT DESTROY ANY PRE-SPLIT STOCK CERTIFICATE(S) AND

SHOULD NOT SUBMIT ANY CERTIFICATE(S) UNTIL THEY ARE REQUESTED TO DO SO.

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Anti-Takeover and Dilutive Effects

The authorized Class A Common Stock will not be diluted as a result of the Reverse Split. The Class A Common Stock that is authorized but unissued provides the Board with flexibility to effect among other transactions, public or private financings, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. The Certificate of Amendment would continue to give our Board authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or regulations. The Certificate of Amendment is not being recommended in response to any specific effort of which we are aware to obtain control of us, nor does our Board have any present intent to use the authorized but unissued common stock or preferred stock to impede a takeover attempt. There are no plans or proposals to adopt other provisions or enter into any arrangements that have material anti-takeover effects.

Accounting Consequences

The par value per share of our Class A Common Stock would remain unchanged at $0.0001 per share after the Reverse Split. As a result, on the effective date of the Reverse Split, the stated capital on our balance sheet attributable to the Class A Common Stock will be reduced proportionally, based on the Approved Split Ratio selected by the Board, from its present amount, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. The per share Class A Common Stock net income or loss and net book value will be increased because there will be fewer shares of Class A Common Stock outstanding. The shares of Class A Common Stock held in treasury, if any, will also be reduced proportionately based on the Approved Split Ratio selected by the Board. Retroactive restatement will be given to all share numbers in the financial statements, and accordingly all amounts including per share amounts will be shown on a post-split basis. We do not anticipate that any other accounting consequences would arise as a result of the Reverse Split.

No Appraisal Rights

Our stockholders are not entitled to dissenters’ or appraisal rights under the Delaware General Corporation Law with respect to this Proposal 1 and we will not independently provide our stockholders with any such right if the Reverse Split is implemented.

Certain Material Federal U.S. Income Tax Consequences of the Reverse Split

The following discussion summarizes certain material U.S. federal income tax consequences relating to the participation in the Reverse Split by a U.S. stockholder who holds the shares as a capital asset. This discussion is based on the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), final, temporary and proposed U.S. Treasury regulations promulgated thereunder and current administrative rulings and judicial decisions, all as in effect as of the date hereof. All of these authorities may be subject to differing interpretations or repealed, revoked or modified, possibly with retroactive effect, which could materially alter the tax consequences set forth herein.

For purposes of this summary, a “U.S. stockholder” refers to a beneficial owner of Class A Common Stock who is any of the following for U.S. federal income tax purposes: (i) a citizen or resident of the United States, (ii) a corporation created or organized in or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to U.S. federal income taxation regardless of its source, or (iv) a trust if (1) its administration is subject to the primary supervision of a court within the United States and one or more U.S. persons have the authority to control all of its substantial decisions, or (2) it has a valid election in effect under applicable U.S. Treasury regulations to be treated as a U.S. person. A non-U.S. holder of Class A Common Stock is a stockholder who is not a U.S. stockholder.

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This summary does not represent a detailed description of the U.S. federal income tax consequences to a stockholder in light of his, her or its particular circumstances. In addition, it does not purport to be complete and does not address all aspects of federal income taxation that may be relevant to stockholders in light of their particular circumstances or to any stockholder who may be subject to special tax rules, including, without limitation: (1) stockholders subject to the alternative minimum tax; (2) banks, insurance companies, or other financial institutions; (3) tax-exempt organizations; (4) dealers in securities or commodities; (5) regulated investment companies or real estate investment trusts; (6) traders in securities who elect to use a mark-to-market method of accounting for their securities holdings; (7) U.S. stockholders whose “functional currency” is not the U.S. dollar; (8) persons holding Class A Common Stock as a position in a hedging transaction, “straddle,” “conversion transaction” or other risk reduction transaction; (9) persons who acquire shares of Class A Common Stock in connection with employment or other performance of services; (10) dealers and other stockholders who do not own their shares of Class A Common Stock as capital assets; (11) U.S. expatriates, (12) foreign persons; (13) resident alien individuals; or (14) stockholders who directly or indirectly hold their stock in an entity that is treated as a partnership for U.S. federal tax purposes. Moreover, this description does not address the U.S. federal estate and gift tax, alternative minimum tax, or other tax consequences of the Reverse Split.

There can be no assurance that the Internal Revenue Service (the “IRS”) will not take a contrary position to the tax consequences described herein or that such position will be sustained by a court. In addition, U.S. tax laws are subject to change, possibly with retroactive effect, which may result in U.S. federal income tax considerations different from those summarized below. No opinion of counsel or ruling from the IRS has been obtained with respect to the U.S. federal income tax consequences of the Reverse Split.

This discussion is for general information only and is not tax advice. All stockholders should consult their own tax advisors with respect to the U.S. federal, state, local and non-U.S. tax consequences of the Reverse Split.

Based on the assumption that the Reverse Split will constitute a tax-free reorganization within the meaning of Section 368(a)(1)(E) of the Code, and subject to the limitations and qualifications set forth in this discussion, the following U.S. federal income tax consequences should result from the Reverse Split:

●	a stockholder should not recognize gain or loss in the Reverse Split;

●	the aggregate tax basis of the post-Reverse Split shares should be equal to the aggregate tax basis of the pre-Reverse Split shares; and

●	the holding period of the post-Reverse Split shares should include the holding period of the pre-Reverse Split shares.

THE PRECEDING DISCUSSION IS INTENDED ONLY AS A SUMMARY OF CERTAIN FEDERAL INCOME TAX CONSEQUENCES OF A REVERSE SPLIT AND DOES NOT PURPORT TO BE A COMPLETE ANALYSIS OR DISCUSSION OF ALL POTENTIAL TAX EFFECTS RELEVANT THERETO. YOU SHOULD CONSULT YOUR OWN TAX ADVISORS AS TO THE PARTICULAR FEDERAL, STATE, LOCAL, FOREIGN AND OTHER TAX CONSEQUENCES OF A REVERSE SPLIT IN LIGHT OF YOUR SPECIFIC CIRCUMSTANCES.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Special Meeting is required to approve this proposal. Abstentions will have the effect of a vote against this proposal.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE REVERSE SPLIT.

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PROPOSAL 2 – APPROVAL OF THE ISSUANCE OF SHARES IN CONNECTION WITH THE SMITHLINE EXCHANGE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE

Overview

Our Class A Common Stock is listed on NYSE American, and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer.

On May 28, 2024, we entered into an Exchange Agreement (the “Smithline Exchange Agreement”), as amended on September 16, 2024, with Smithline pursuant to which Smithline exchanged the Assumed Warrant to purchase up to 312,500 shares, as adjusted, of the Company’s Class A Common Stock terminating on February 23, 2025, for the right to receive up to 13,087,514 shares of the Company’s Class A Common Stock (the “Rights Shares”), subject to a 4.99% beneficial ownership limitation and issued without any restrictive legends. The total number of Rights Shares that may be issued under the Smithline Exchange Agreement, will be limited to 19.99% of the Company’s outstanding shares of Class A Common Stock, unless stockholder approval is obtained to issue more than 19.99%. Upon the execution of the Smithline Exchange Agreement and receipt of all of the Rights Shares, the Smithline Assumed Warrant, and all associated rights thereunder will be terminated. As of the date hereof, we have issued an aggregate of 1,798,946 shares of Class A Common Stock pursuant to the Smithline Exchange Agreement.

Therefore, we are asking our stockholders to authorize the issuance of up to 11,288,568 shares of our Class A Common Stock in connection with the Smithline Exchange Agreement in order to satisfy the stockholder approval requirements of Sections 713(a) and 713(b) of the NYSE American Company Guide.

Background

On November 18, 2022, Smithline filed a complaint against the Company and Jon Sabes, the Company’s former Chief Executive Officer and a former member of the Company’s board of directors, in the Supreme Court of the State of New York, County of New York, Index 0654430/2022. The complaint asserted claims for breach of contract, unjust enrichment and fraud, alleging that (i) the Company breached its obligations to Smithline pursuant to that certain Securities Purchase Agreement, dated January 25, 2021, between Legacy FOXO and Smithline, the 2021 Bridge Debentures, due February 23, 2022, and Assumed Warrant to purchase shares of FOXO common stock until February 23, 2024 (collectively, including any amendment or other document entered into in connection therewith, the “Financing Documents”), (ii) the Company and Mr. Sabes were unjustly enriched as a result of their alleged actions and omissions in connection with the Financing Documents, and (iii) the Company and Mr. Sabes made materially false statements or omitted material information in connection with the Financing Documents. The complaint claims damages in excess of a minimum of $6,207 on each of the three causes of action, plus attorneys’ fees and costs.

On December 23, 2022, the Company removed this action from the Supreme Court of the State of New York, County of New York to the United States District Court for the Southern District of New York, Case 1:22-cv-10858-VEC. The action was assigned to Judge Valerie E. Caproni.

On February 1, 2023, Defendant Jon Sabes moved to dismiss the Complaint as to Defendant Sabes pursuant to Fed. R. Civ. P. 12(b)(2) and 12(b)(6).

On February 22, 2023, Smithline filed an Amended Complaint. The Company filed its Answer to the Amended Complaint on March 8, 2023.

On March 15, 2023, Defendant Jon Sabes moved to dismiss the Amended Complaint as to Defendant Sabes pursuant to Fed. R. Civ. P. 12(b)(1), (2) & (6).

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On April 17, 2023, Smithline filed its opposition to Defendant Sabes’ motion.

On November 7, 2023, Smithline and the Company and its subsidiaries entered into the Settlement Agreement, pursuant to which the parties agreed to resolve and settle all disputes and potential claims which exist or may exist among them, including without limitation those claims asserted in the Action, as more specifically set forth in, and subject to the terms and conditions of, the Settlement Agreement. Upon the execution of the Settlement Agreement, the parties agreed to jointly dismiss the action without prejudice.

Pursuant to the Settlement Agreement, the Company agreed to pay Smithline the “Cash Settlement Payment,” payable in full no later than the date that is the 12-month anniversary of the effective date of the Settlement Agreement (such date, the “Settlement Deadline” and, such period, the “Settlement Period”). During the Settlement Period, the Company agreed to pay Smithline out of any Equity Financing a minimum of 25% of the gross proceeds of each Equity Financing within two business days of the Company’s receipt of the proceeds from such Equity Financing, and which payment to Smithline would be applied toward the Cash Settlement Payment. Notwithstanding the foregoing, in the event that the Company has received proceeds from the Strata Purchase Agreement prior to the effective date of the Settlement Agreement, Smithline will be entitled to a minimum of 25% of the gross proceeds thereof, payment of which to Smithline would be applied toward the Cash Settlement Payment.

In addition, the Company agreed to use commercially reasonable efforts to pay $300,000 in cash to Smithline by December 31, 2023 toward the Cash Settlement Payment. In the event that the Company has not paid in full the Cash Settlement Payment prior to the Settlement Deadline, Smithline will be entitled to retain all proceeds received pursuant to the Settlement Agreement, the Mutual Release (as defined below) will be returned to their respective parties, and Smithline may pursue any claims against, among others, the Company.

In addition, the parties agreed that prior to Smithline receiving $300,000 in cash from the Company toward the Cash Settlement Payment, the Company may not file any resale registration statements and any amendments or supplements thereto without Smithline’s written consent, except for those that cover the resale of shares of the Company’s Class A Common Stock currently issued or issuable under the Strata Purchase Agreement.

In addition, the parties agreed that after Smithline has received $300,000 in cash from the Company, in the event the Company registers for resale shares of its Class A Common Stock, which are not issued or issuable as of the effective date of the Settlement Agreement, for a selling stockholder other than under the Strata Purchase Agreement, during the Settlement Period, then the Company will be required to issue Smithline Settlement Shares at the closing price of the Class A Common Stock immediately prior to their issuance, subject to the authorization of NYSE American if the Class A Common Stock is then traded on such exchange, which Settlement Shares will be included for resale in such registration statement, provided, however, that the amount of Settlement Shares, if any, when aggregated with other Settlement Shares, if any, will be reduced to ensure that such aggregate amount will not exceed 19.9% of the outstanding shares of the Company’s Class A Common Stock as of the date of issuance (subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations, and other similar transactions that occur after the date of the Settlement Agreement). Any net proceeds (after taking into account all brokerage, transfer agent, legal and other expenses incurred in connection with the sale of the Settlement Shares, if any) received by Smithline on the sale of the Settlement Shares, if any, will be credited against the Cash Settlement Payment.

Pursuant to the Settlement Agreement, the Company agreed to use its best efforts to obtain an amendment to its Senior PIK Notes such that their maturity date and amortization dates are extended to December 31, 2024. Whether such amendment is obtained or not, the Company agreed to not make any payments in cash or stock on such Senior PIK Notes or permit such Senior PIK Notes to convert into stock prior to the satisfaction in full of the Cash Settlement Payment.

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Simultaneous with the execution of the Settlement Agreement, Smithline and Puritan Partners LLC and the Company entered into a mutual release (the “Mutual Release”), which will be held in escrow pending notification from counsel for Smithline that 90 calendar days have elapsed since Smithline has received the Cash Settlement Payment in full. The Mutual Release includes the release of, in addition to the Company, Jon Sabes, Bespoke Growth Partners, Inc. and Mark Peikin, subject to their satisfaction of the conditions of the Mutual Release, including delivery of an executed release to counsel for Smithline releasing the Claiming Parties (as defined in the Mutual Release). Pursuant to the Mutual Release, in the event that the Company files for bankruptcy and the Claiming Parties are not permitted to retain the Cash Settlement Payment or the net proceeds received on the sale of Settlement Shares, if any, the Mutual Release will be null and void and void ab initio. Further, in the event that Jon Sabes, Bespoke Growth Partners, Inc., or Mark Peikin commences a lawsuit or arbitration or otherwise asserts a claim or cause of action against any of the Responding Parties (as defined in the Mutual Release) or any of the Claiming Parties, or takes any action against or otherwise hinders in any manner the Company’s ability to repay the Claiming Parties the Cash Settlement Payment or deliver and register the Settlement Shares, if any, the release of such person or entity will be null and void and void ab initio.

Pursuant to the Settlement Agreement, without the prior written consent of Smithline, the Company may not (x) pay KR8, including its affiliates, in cash more than the sum of (A) (i) $100,000 a month for the first three months after the effective date of the Settlement Agreement and (ii) more than $50,000 a month for months 4 to 12 after the effective date of the Settlement Agreement and (B) a royalty for 15% of product subscriber revenues received by the Company, or (y) make any payment in cash or stock to Jon Sabes until the Cash Settlement Payment is paid in full.

Pursuant to the Settlement Agreement, the parties agreed that Smithline may retain the Smithline Assumed Warrant issued to Smithline pursuant to the Agreement and Plan of Merger, dated February 24, 2022, as amended on April 26, 2022, July 6, 2022 and August 12, 2022, by and among the Company (DWIN Merger Sub Inc., DIAC Sponsor LLC, and Legacy FOXO; provided, however, that the Smithline Assumed Warrant will be automatically cancelled immediately upon Smithline’s receipt of the Cash Settlement Payment in full. Further, due to the fact that the Company did not pay the Cash Settlement Payment in full prior to the warrant’s expiration on February 23, 2024, the Smithline Assumed Warrant was automatically extended for a year until February 23, 2025, subject to cancellation upon Smithline’s receipt of the Cash Settlement Payment. From the effective date of the Settlement Agreement until the Settlement Deadline, Smithline may not exercise any of its rights under the Smithline Assumed Warrant so long as the Company continues to comply with the Settlement Agreement. In the event the Company or any of its subsidiaries is subject to a Bankruptcy Event (as defined in the Debenture) then immediately prior to the occurrence of such Bankruptcy Event, the Smithline Assumed Warrant will be converted into an unsecured debt obligation of the Company and its subsidiaries in the amount of $3,500,000 less the cash proceeds paid by the Company to Smithline under the Settlement Agreement or the Net Proceeds received by Smithline on the sale of any Settlement Shares, if any, in satisfaction of the Cash Settlement Payment.

The Smithline Exchange Agreement

On May 28, 2024, we entered into Smithline Exchange Agreement pursuant to which Smithline exchanged the Assumed Warrant to purchase up to 312,500 shares, as adjusted, of the Company’s Class A Common Stock terminating on February 23, 2025, for the Rights Shares, subject to a 4.99% beneficial ownership limitation and issued without any restrictive legends. The total number of Rights Shares that may be issued under the Smithline Exchange Agreement, will be limited to 19.99% of the Company’s outstanding shares of Class A Common Stock, unless stockholder approval is obtained to issue more than 19.99%. Upon the execution of the Smithline Exchange Agreement and receipt of all of the Rights Shares, the Smithline Assumed Warrant, and all associated rights thereunder will be terminated. As of the date hereof, we have issued an aggregate of 1,798,946 shares of Class A Common Stock pursuant to the Smithline Exchange Agreement. The net proceeds (i.e., net of fees, commissions and expenses incurred in connection with the sale) from the resales of the Rights Shares of Smithline shall not exceed an aggregate of $2,259,747.50. Within two (2) Trading Days of the end of any week of any resales of Rights Shares by Smithline or any of its Affiliates (as defined in the Smithline Exchange Agreement), Smithline will provide to the Company a statement showing the number of Rights Shares sold and the net proceeds received by Smithline. Once the aggregate net proceeds reach $2,259,747.50, the Smithline Exchange Agreement, and all associates rights, shall be terminated, including any remaining Rights Shares.

On September 16, 2024, we entered into Amendment No. 1 to the Smithline Exchange Agreement pursuant to which the number of Rights Shares was increased to 13,087,514.

Purpose of the Smithline Exchange Agreement

The purpose of the Smithline Exchange Agreement was to satisfy all amounts owing to Smithline and to eliminate the liability associated with the amounts owing to Smithline and the Assumed Warrant, which will help the Company to regain compliance with Section 1003(a)(i) in the NYSE American Company Guide (shareholder equity).

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Special Meeting is required to approve this proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ISSUANCE OF SHARES IN CONNECTION WITH THE SMITHLINE EXCHANGE AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE.

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PROPOSAL 3 – APPROVAL OF THE ISSUANCE OF SHARES IN CONNECTION WITH THE CLEARTHINK STRATA PURCHASE AGREEMENT AND J.H. DARBIE FINDER AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE

Overview

Our Class A Common Stock is listed on NYSE American, and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer.

On October 13, 2023, we entered into a Strata Purchase Agreement, as supplemented by that certain Supplement to Strata Purchase Agreement, dated as of October 13, 2023 (the “Strata Supplement”) and amended on August 13, 2024, by and between us and ClearThink (as supplemented by the Strata Supplement, the “Purchase Agreement”), a Securities Purchase Agreement (the “ClearThink SPA”) and a Registration Rights Agreement (the “Registration Rights Agreement”), with ClearThink. Pursuant to the terms of the Purchase Agreement, ClearThink has agreed to purchase from us from time to time upon delivery by us to ClearThink of request notices (each a “Request Notice”), up to $5,000,000 of Class A Common Stock (subject to certain limitations) over a 24-month period, commencing upon the satisfaction of certain conditions, including that a registration statement is declared effective by the SEC.

J.H. Darbie & Co., Inc. (the “Finder”), a registered broker-dealer, acted as a finder in connection with the transactions contemplated by the Purchase Agreement and the ClearThink SPA. Pursuant to the terms of a Finder’s Fee Agreement, dated as of October 9, 2023, as amended (the “Finder Agreement”), by and between us and the Finder, we will pay the Finder cash fees equal to (i) 4% of the gross proceeds received by us from the transactions contemplated by the Purchase Agreement and (ii) Class A Common Stock representing 14% of the gross proceeds raised.

Therefore, we are asking our stockholders to authorize the issuance of up to 40,000,000 shares of our Class A Common Stock in connection with the Purchase Agreement and up to 5,600,000 shares of our Class A Common Stock in connection with the Finder Agreement in order to satisfy the stockholder approval requirements of Sections 713(a) and 713(b) of the NYSE American Company Guide.

Background

On October 13, 2023, we entered into the Purchase Agreement, the ClearThink SPA, and the Registration Rights Agreement with ClearThink. Pursuant to the terms of the Purchase Agreement, ClearThink has agreed to purchase from us from time to time upon delivery by us to ClearThink Request Notices up to $2 million of Class A Common Stock (subject to certain limitations) over a 24-month period, commencing upon the satisfaction of certain conditions, including that a registration statement is declared effective by the SEC. Pursuant to the terms of the Registration Rights Agreement, we filed with the SEC a registration statement to register for resale under the Securities Act of the shares that will or may be issued to ClearThink under the Purchase Agreement and the ClearThink SPA. The registration statement may not register all of the shares issuable pursuant to the Purchase Agreement. To sell additional shares to ClearThink under the Purchase Agreement, we may have to file one or more additional registration statements for those shares. Pursuant to the terms of the Purchase Agreement, we issued 1,000,000 shares of Class A Common Stock (the “Commitment Shares”) to ClearThink as consideration for its commitment to purchase shares of Class A Common Stock under the Purchase Agreement.

On August 13, 2024, we entered into Amendment No. 1 to the Strata Purchase Agreement pursuant to which the Commitment Amount (as defined in the Purchase Agreement) was increased from $2,000,000 to $5,000,000.

Under the Purchase Agreement, on any business day selected by us, we may direct ClearThink to purchase the lesser of $1,000,000 or 300% of the average number of shares traded for the 10 trading days prior to the closing request date, with a minimum request of $25,000. The purchase price shall be 85% of the lowest daily VWAP during a valuation period of ten trading days consisting of the five trading days preceding the purchase date with respect to a Request Notice and five trading days commencing on the first trading day following delivery and clearing of the delivered shares (in each case, to be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split or other similar transaction that occurs on or after the date of the Purchase Agreement). ClearThink may not assign or transfer its rights and obligations under the Purchase Agreement.

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In addition, Request Notices must be at least 10 business days apart and the shares issuable pursuant to a Request Notice, when aggregated with the shares then held by ClearThink on the Request Notice date, may not exceed 4.99% of the outstanding Class A Common Stock. The Purchase Agreement further prohibits us from issuing to ClearThink any shares under the Purchase Agreement which, when aggregated with all other shares of Class A Common Stock then beneficially owned by ClearThink and its affiliates, would result in the beneficial ownership by ClearThink and its affiliates of more than 9.99% of the then issued and outstanding shares of Class A Common Stock (the “ClearThink Beneficial Ownership Limitation”).

Other than as described above, there are no trading volume requirements or restrictions under the Purchase Agreement, and we will control the timing and amount of any sales of Class A Common Stock to ClearThink.

ClearThink’s obligation to buy the shares of Class A Common Stock is subject to certain conditions being met which include the following:

●	the Commitment Shares having been issued;

●	a registration statement having been declared effective;

●	no Event of Default having occurred; and

●	the representations and warranties in the transaction documents being true and correct in all material respects.

Events of default under the Purchase Agreement include the following:

●	the effectiveness of the registration statement lapses for any reason (including, without limitation, the issuance of a stop order or similar order), or the registration statement is unavailable to ClearThink for the resale of the Class A Common Stock issued or issuable to ClearThink pursuant to the Purchase Agreement offered hereby, and such lapse or unavailability continues for a period of 10 consecutive business days or for more than an aggregate of 30 business days in any 365-day period, but excluding a lapse or unavailability where (i) we terminate a registration statement after ClearThink has confirmed in writing that all of the shares of the Class A Common Stock issued or issuable to ClearThink pursuant to the Purchase Agreement covered thereby have been resold or (ii) we supersede one registration statement with another registration statement, including (without limitation) by terminating a prior registration statement when it is effectively replaced with a new registration statement covering the shares of Class A Common Stock issued or issuable to ClearThink pursuant to the Purchase Agreement (provided in the case of this clause (ii) that all of the shares of Class A Common Stock issued or issuable to ClearThink pursuant to the Purchase Agreement covered by the superseded (or terminated) registration statement that have not theretofore been resold are included in the superseding (or new) registration statement);

●	suspension by the Principal Market (as defined below) of the Class A Common Stock from trading for a period of one business day, provided that we may not direct ClearThink to purchase any shares of Class A Common Stock during any such suspension;

●	the de-listing of the Class A Common Stock from the NYSE American, provided, however, that the Class A Common Stock is not immediately thereafter trading on the New York Stock Exchange, the Nasdaq Global Market, the Nasdaq Global Select Market, the NYSE Arca, the OTC Bulletin Board, the OTCQX operated by the OTC Markets Group, Inc., or the OTCQB operated by the OTC Markets Group, Inc. or such other nationally recognized trading market (or nationally recognized successor to any of the foregoing);

●	if at any time the Exchange Cap (as defined below) is reached and our stockholders have not approved the transactions contemplated by the Purchase Agreement in accordance with the applicable rules and regulations of the Principal Market;

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●	the failure for any reason by our transfer agent to issue shares of Class A Common Stock to ClearThink within three business days after the applicable purchase date on which ClearThink is entitled to receive such shares;

●	any breach of the representations, warranties, covenants or other terms or conditions contained in the Purchase Agreement, the Registration Rights Agreement, the ClearThink SPA or other transaction documents that has or could have a Material Adverse Effect (as defined in the Purchase Agreement) and, in the case of a breach of a covenant that is reasonably curable, that is not cured within a period of at least five business days;

●	if at any time the Company is not eligible to transfer the Class A Common Stock electronically as DWAC Shares; and

●	certain bankruptcy events, including any voluntary or involuntary participation or threatened participation in insolvency or bankruptcy proceedings by or against us.

The “Principal Market” means the NYSE American (or any nationally recognized successor thereto); provided, however, that in the event the Class A Common Stock is ever listed or traded on The Nasdaq Global Market, The Nasdaq Global Select Market, the New York Stock Exchange, the NYSE American, the NYSE Arca, the OTC Bulletin Board, the OTCQX operated by the OTC Markets Group, Inc. or the OTCQB operated by the OTC Markets Group, Inc. (or any nationally recognized successor to any of the foregoing), then the “Principal Market” means such other market or exchange on which the Class A Common Stock is then listed or traded.

ClearThink does not have the right to terminate the Purchase Agreement upon any of the events of default set forth above, however, the Purchase Agreement will automatically terminate upon initiation of insolvency or bankruptcy proceedings by or against us. During an event of default, all of which are outside of ClearThink’s control, we may not direct ClearThink to purchase any shares of Class A Common Stock under the Purchase Agreement.

The Purchase Agreement and the ClearThink SPA prohibit us from issuing any shares of Class A Common Stock pursuant to either agreement if such issuance would cause (i) the aggregate number of shares of Class A Common Stock issued to ClearThink pursuant to such agreements to exceed 19.99% of the outstanding shares of Class A Common Stock immediately prior to the date of such agreements, unless shareholder approval pursuant to the rules and regulations of the Principal Market has been obtained or (ii) us to breach any of the rules or regulations of the Principal Market (the “Exchange Cap”).

We have the unconditional right, at any time, for any reason and without any payment or liability to us, to give notice to ClearThink to terminate the Purchase Agreement. In addition, the Purchase Agreement automatically terminates upon the bankruptcy events described above, if the satisfaction of the commencement conditions set forth in the Purchase Agreement commencement has not occurred on or before December 31, 2023 or we sell the entire $5 million of shares of Class A Common Stock.

ClearThink has agreed that neither it nor any of its affiliates shall engage in any direct or indirect short-selling or hedging of the Class A Common Stock during any time prior to the termination of the Purchase Agreement.

Pursuant to the Purchase Agreement, if within 24 months of the date of satisfaction of the commencement conditions set forth in the Purchase Agreement, we seek to enter into an equity credit line or another agreement for the sale of securities with a structure comparable to the structure in the Purchase Agreement, we will first negotiate in good faith with ClearThink as to the terms and conditions of such agreement.

All shares registered in this offering that will or may be issued or sold by us to ClearThink under the Purchase Agreement are expected to be freely tradable. Shares registered in this offering may be sold by us to ClearThink over a period of up to 24 months commencing on the date of the first registration statement became effective. The resale by ClearThink of a significant amount of shares registered in this offering at any given time, or the perception that these sales may occur, could cause the market price of the Class A Common Stock to decline and to be highly volatile. Sales of Class A Common Stock to ClearThink, if any, will depend upon market conditions and other factors to be determined by us. We may ultimately decide to sell to ClearThink all, some or none of the additional shares of Class A Common Stock that may be available for us to sell pursuant to the Purchase Agreement. If and when we do sell shares to ClearThink, after ClearThink has acquired the shares, ClearThink may resell all, some or none of those shares at any time or from time to time in its discretion. Therefore, sales to ClearThink by us under the Purchase Agreement may result in substantial dilution to the interests of other holders of Class A Common Stock. In addition, if we sell a substantial number of shares to ClearThink under the Purchase Agreement, or if investors expect that we will do so, the actual sales of shares or the mere existence of our arrangement with ClearThink may make it more difficult for us to sell equity or equity-related securities in the future at a time and at a price that we might otherwise wish to effect such sales.

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However, we have the right to control the timing and amount of any additional sales of our shares to ClearThink and the Purchase Agreement may be terminated by us at any time at our discretion without any cost to us.

Pursuant to the terms of the Purchase Agreement, we have the right, but not the obligation, to direct ClearThink to purchase up to $5 million of Class A Common Stock, subject to certain limitations and exclusive of the 1,000,000 Commitment Shares to be issued to ClearThink. We have registered what could be all of the shares issuable under the Purchase Agreement; however, since the number of shares we may sell cannot be determined at this time, we may have registered only a portion of the shares issuable under the Purchase Agreement and, therefore, we may seek to issue and sell to ClearThink under the Purchase Agreement more shares of Class A Common Stock than are offered in each prospectus. If we choose to do so, we must first register for resale under the Securities Act any such additional shares, which could cause additional substantial dilution to our stockholders. The number of shares ultimately offered for resale under each prospectus is dependent upon the number of shares we direct ClearThink to purchase under the Purchase Agreement.

Pursuant to the terms of the ClearThink SPA, ClearThink agreed to purchase from us an aggregate of 2,000,000 restricted shares of Class A Common Stock for a total purchase price of $200,000 in two closings.

J.H. Darbie & Co., Inc. (the “Finder”), a registered broker-dealer, acted as a finder in connection with the transactions contemplated by the Purchase Agreement and the ClearThink SPA. Pursuant to the terms of a Finder’s Fee Agreement, dated as of October 9, 2023 (the “Finder Agreement”), as amended, by and between us and the Finder, we will pay the Finder cash fees equal to (i) 4% of the gross proceeds received by us from the transactions contemplated by the Purchase Agreement and (ii) Class A Common Stock representing 14% of the gross proceeds raised.

The term of the Finder Agreement is for 90 days (the “Term”) and both parties may terminate the Finder Agreement upon 5 days’ written notice. The Finder will be entitled to its finder’s fee if (i) during the 12 months following termination or expiration of the Finder’s Agreement, any third-party investor introduced to us by the Finder (an “Introduced Party”) purchases equity or debt securities from us or (ii) during the Term, an Introduced Party enters into an agreement to purchase securities from us which is consummated at any time thereafter. The Strata Supplement amends the Purchase Agreement by disclosing the fees to be paid by us to the Finder.

Pursuant to the terms of the Registration Rights Agreement, we agreed to file a registration statement for the resale of the shares of Class A Common Stock within 60 days of the date of the agreement.

We will pay all reasonable expenses incurred in connection with the registrations described above. However, we will not be responsible for any broker or similar concessions or any legal fees or other costs of ClearThink.

To date, we have issued shares of Class A Common Stock for gross proceeds of $456,000 in connection with the Purchase Agreement.

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Factors Considered by the Board in its Recommendation

After careful consideration, our Board determined that the shares of Class A Common Stock issued under the Purchase Agreement and Finder Agreement and the transactions contemplated thereby, are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve the proposal.

In evaluating the shares of Class A Common Stock issued under the Purchase Agreement and Finder Agreement and the transactions contemplated thereby, the Board considered a number of factors, including, but not limited to, the following material factors (not necessarily in order of relative importance):

●	The immediate need of the Company for cash and long-term benefit to the Company’s financial condition of receiving approximately $5 million, before deducting placement agent fees and other offering expenses, in cash from the sale of the shares, in light of the Company’s current cash position and longer-term liquidity needs.

●	That the Company needs additional capital to continue its operations and comply with the minimum NYSE American continued listing standards.

●	The Company management’s analysis of the likelihood of securing alternative sources of capital.

●	That the proceeds from the Purchase Agreement would allow the Company to continue its operations activities.

●	Potential risks associated with considering alternatives to the Purchase Agreement, including the potential impact on the price of the Company’s Class A Common Stock and ability to generate sufficient capital to support the Company’s ongoing operations.

Dilution and Impact on Existing Stockholders

The issuance of the shares of our Class A Common Stock, which are the subject of this proposal would have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance. This means also that our existing stockholders will own a smaller interest in the Company as a result of such issuance and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of our Class A Common Stock pursuant to this proposal could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause the prevailing market price for our common stock to decline.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain the requisite stockholder approval of the shares of Class A Common Stock to be issued under the Purchase Agreement and Finder Agreement, additional sales of Class A Common Stock under the Purchase Agreement may not occur. Accordingly, we would not receive the gross proceeds of approximately $5 million from ClearThink as payment for the shares of our Class A Common Stock, and such funds will not be available to pursue the activities described below, substantially limiting our growth potential and we may be unable to continue as a going concern in the near term. In addition, funds raised under the Purchase Agreement will allow the Company to regain compliance with Section 1003(a)(i) in the NYSE American Company Guide (shareholder equity).

Use of Proceeds

We intend to use the net proceeds from the Purchase Agreement to support operations, working capital, and other general corporate purposes. We may find it necessary or advisable to use the net proceeds for other purposes, and management will have broad discretion in the application of the net proceeds.

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the Purchase Agreement or Finder Agreement except to the extent of their beneficial ownership of shares of our common stock.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Special Meeting is required to approve this proposal. Abstentions, but not broker non-votes, are considered present for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ISSUANCE OF SHARES IN CONNECTION WITH THE CLEARTHINK STRATA PURCHASE AGREEMENT AND THE J.H. DARBIE FINDER AGREEMENT IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE.

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PROPOSAL 4 – APPROVAL OF THE ISSUANCE OF SHARES OF CLASS A COMMON STOCK CONNECTION WITH THE CONVERSION OF SERIES A PREFERRED STOCK ISSUED TO SENIOR NOTE HOLDERS UPON EXERCISE OF EXCHANGE PROVISIONS IN NOTES IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE

Overview

Our Class A Common Stock is listed on NYSE American, and we are subject to Section 713(a) of the NYSE American Company Guide, which requires us to obtain stockholder approval when shares will be issued in connection with a transaction involving the sale, issuance or potential issuance by the issuer of common stock (or securities convertible into common stock) equal to 20% or more of presently outstanding shares for less than the greater of book or market value of the shares. Section 713(b) of the NYSE American Company Guide requires stockholder approval of a transaction, other than a public offering, involving the sale, issuance or potential issuance by an issuer of common stock (or securities convertible into or exercisable for common stock) when the issuance or potential issuance of additional shares may result in a change of control of the issuer.

On June 12, 2024, we entered into a Securities Purchase Agreement (the “SPA”) with an institutional investor (the “Purchaser”) pursuant to which the Company agreed to issue to the Purchaser and subsequent purchasers who will also be parties to the SPA (the Purchaser, together with the purchasers, the “Purchasers”) Senior Notes in the aggregate principal amount of up to $2,800,000 (each a “Note” or, together, the “Notes”).

The closings of the SPA are as follows:

●	On the Initial Closing Date (as defined below), the Purchaser or Purchasers will purchase up to an aggregate of $840,000 in principal amount of the Notes. The Company will also issue to the Purchaser or the Purchasers on a pro rata basis an aggregate of 1,108,755 shares of the Company’s Class A Common Stock representing 9.99% of the outstanding shares of Class A Common Stock of the Company on the Initial Closing Date (as defined below).

●	Upon the Company’s filing of a preliminary proxy statement or information statement with the Securities and Exchange Commission (the “SEC”) relating to the approval by the Company’s stockholders of an agreement by the Company to acquire the shares of common stock of RCHI, from RHI, and all transactions contemplated thereby (the “Acquisition”), the Purchasers will purchase up to an aggregate of $280,000 in principal amount of the Notes.

●	Upon the closing of the Acquisition, the Purchasers will purchase up to an aggregate of $1,120,000 in principal amount of the Notes.

●	Upon the filing of a registration statement by the Company with the SEC relating to the resale by the Purchasers (and any affiliates) of all shares of Class A Common Stock of the Company beneficially owned by each Purchaser (and any affiliate) the Purchasers will purchase up to an aggregate of $560,000 in principal amount of the Notes.

Each closing is subject to additional conditions as disclosed in the SPA. The disclosure above is not a complete description of the terms of the SPA.

On June 14, 2024 (the “Initial Closing Date”), pursuant to the SPA, the Company issued a Note in the principal amount of $840,000 to the Purchaser. The Note matures on June 14, 2025 and the principal amount of the Note is the subscription amount multiplied by 1.12 which represents 12% original issuance discount. The Note does not accrue any interest exempt for in the event of an Event of Default (as defined in the Note) upon which it will accrue interest at 18% per annum.

The Note provides the Purchaser with rights upon a Fundamental Transaction (as defined in the Note) such as assumption rights of the Successor Entity (as defined in the Note). The Note also provides the Purchaser an exchange right upon the issuance of preferred stock (except in connection with the Acquisition) and mandatory redemption rights. There is also an optional prepayment of the Note provided to the Company of 100% of the Note amount. The Note is guaranteed by RHI.

The Company issued 1,108,755 shares of Class A Common Stock to the Purchaser in connection with the first closing.

On August 1, 2024, (the “Second Closing Date”), pursuant to the SPA, the Company issued a Note in the principal amount of $280,000 to the Purchaser. The Note matures on July 31, 2025 and the principal amount of the Note is the subscription amount multiplied by 1.12 which represents 12% original issuance discount. The Note does not accrue any interest exempt for in the event of an Event of Default (as defined in the Note) upon which it will accrue interest at 18% per annum.

The Note provides the Purchaser with rights upon a Fundamental Transaction (as defined in the Note) such as assumption rights of the Successor Entity (as defined in the Note). The Note also provides the Purchaser an exchange right upon the issuance of preferred stock (except in connection with the Acquisition) and mandatory redemption rights. There is also an optional prepayment of the Note provided to the Company of 100% of the Note amount. The Note is guaranteed by RHI.

The disclosure above is not a complete description of the terms of the Notes.

Under the Note, until the Note or the Notes are no longer outstanding, in the event the Company authorizes or issues, or enters into any agreement to authorize or issue, any shares of preferred stock, the holder or holders may elect (except in the event of the issuance of shares of preferred stock of the Company, in its sole discretion, to exchange all or some of the Note or Notes then held by the holder or holders for such shares of preferred stock. With respect to any such exchange the holder or holders will receive the equivalent of $1.00 of preferred stock (or new subscription amount equivalent) for each $0.90 of principal, interest and/or liquidated damages (or any other amounts owing on the Note or Notes). By way of example, if the principal being exchanged is $750,000, then the Holder shall have the right to surrender $750,000 of principal in lieu of cash consideration in exchange for issuance of preferred stock in the amount of $825,000 (and any interest, liquidated damages or any other amounts due to the holder or holders with respect to such principal shall remain outstanding and owed to the holder or holders).

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On October 16, 2024, our Board of Directors approved the designation of 35,000 shares of Series A Cumulative Convertible Redeemable Preferred Stock (the “Series A Preferred Stock”).

Each share of Preferred Stock shall have a par value of $0.0001 per share and a stated value equal to $1,000.00 (the “Stated Value”).

Assuming full funding of $2,800,000 of the Notes by the Purchaser or Purchasers (of which $1,120,000 has been funded to date), the Purchaser or Purchasers may elect to exchange up to $2,800,000 of its Notes for 3,080 shares of Series A Preferred Stock.

Each share of Series A Preferred Stock is convertible, at any time and from time to time from and after the issue date at the option of the holder, into shares of Class A Common Stock determined by dividing the Stated Value, plus any accrued and unpaid dividends thereon (whether declared or not declared), by the higher of $0.01 or 90% of the average volume-weighted average price (“VWAP”) of the five trading days immediately prior to the date the conversion notice is tendered by the holder (the “Conversion Price”). The holder may not convert in excess of 3,164,142, shares of Class A Common Stock outstanding without obtaining shareholder approval.

Therefore, we are asking our stockholders to authorize the issuance of 30,800,000 (assuming a Conversion Price of $0.10, which is the minimum closing price in order to maintain our listing on NYSE American) shares of our Class A Common Stock in connection with the conversion of shares of Series A Preferred Stock issued to the Purchaser in connection with the exercise of exchange rights in the Notes in order to satisfy the stockholder approval requirements of Sections 713(a) and 713(b) of the NYSE American Company Guide.

Factors Considered by the Board in its Recommendation

After careful consideration, our Board determined that the shares of Class A Common Stock to be issued to any Purchaser in connection with the exercise of exchange rights in the Notes, are advisable and in the best interests of the Company and its stockholders, and determined to recommend that our stockholders approve the proposal.

In evaluating the shares of Class A Common Stock to be issued, the Board considered a number of factors, including, but not limited to, the following material factors (not necessarily in order of relative importance):

●	The immediate need of the Company for cash and long-term benefit to the Company’s financial condition in cash from the sale of the Notes, in light of the Company’s current cash position and longer-term liquidity needs.

●	That the Company needs additional capital to continue its operations and comply with the minimum NYSE American continued listing standards.

●	The Company management’s analysis of the likelihood of securing alternative sources of capital.

●	That the proceeds from the sales of the Notes would allow the Company to continue its operations activities.

●	Potential risks associated with considering alternatives to the Purchase Agreement, including the potential impact on the price of the Company’s Class A Common Stock and ability to generate sufficient capital to support the Company’s ongoing operations.

Dilution and Impact on Existing Stockholders

The issuance of the shares of our Class A Common Stock, which are the subject of this proposal would have a dilutive effect on current stockholders in that the percentage ownership of the Company held by such current stockholders will decline as a result of the issuance. This means also that our existing stockholders will own a smaller interest in the Company as a result of such issuance and therefore have less ability to influence significant corporate decisions requiring stockholder approval. Issuance of our Class A Common Stock pursuant to this proposal could also have a dilutive effect on book value per share and any future earnings per share. Dilution of equity interests could also cause the prevailing market price for our common stock to decline.

Consequences if Stockholder Approval is Not Obtained

If we do not obtain the requisite stockholder approval of the shares of Class A Common Stock to be issued in connection with the conversion of shares of Series A Preferred Stock issued to any Purchaser in connection with the exercise of exchange rights in the Notes, in the event that a Purchaser exercises its exchange right in the Notes, the Company may be in default of the Notes, which are senior, and which may be have a material adverse effect on the Company’s ability to continue operations. An event of default on the Notes would trigger redemption rights for each Purchaser.

In addition, the exchange of the debt to equity and the potential to raise additional funds under the Notes may assist the Company with regaining compliance with Section 1003(a)(i) in the NYSE American Company Guide (shareholder equity).

Interests of Directors and Executive Officers

Our directors and executive officers have no substantial interests, directly or indirectly, in the Notes except to the extent of their beneficial ownership of shares of our common stock.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Special Meeting is required to approve this proposal. Abstentions, but not broker non-votes, are considered present for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

THE BOARD RECOMMENDS A VOTE “FOR” THE ISSUANCE OF EITHER (1) SHARES OF CLASS A COMMON STOCK, OR (2) SHARES IN CONNECTION WITH THE CONVERSION OF SERIES A PREFERRED STOCK ISSUED TO SENIOR NOTE HOLDERS UPON EXERCISE OF EXCHANGE PROVISIONS IN NOTES IN ACCORDANCE WITH SECTIONS 713(A) AND 713(B) OF THE NYSE AMERICAN COMPANY GUIDE.

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PROPOSAL 5 – APPROVAL OF ONE OR MORE ADJOURNMENTS OF THE SPECIAL MEETING TO ALATER DATE OR DATES TO SOLICIT ADDITIONAL PROXIES IF THERE ARE INSUFFICIENT VOTES TO APPROVE EACH OF THE PROPOSALS IN THIS PROXY STATEMENT

We are asking our stockholders to approve a proposal that will allow us to adjourn the Special Meeting to a later date or dates to solicit additional proxies if there are insufficient votes to approve each of the proposals in this Proxy Statement. If our stockholders approve this proposal, we could adjourn the Special Meeting and any reconvened session of the Special Meeting and use the additional time to solicit additional proxies, including the solicitation of proxies from stockholders that have previously returned properly executed proxies voting against approval of each of the proposals in this Proxy Statement. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes against approval of each of the proposals in this Proxy Statement, such that each proposal would be defeated, we could adjourn the Special Meeting without a vote on the approval of each of the proposals in this Proxy Statement and seek to convince the holders of those shares to change their votes to votes in favor of approval of each of the proposals in this Proxy Statement.

The Board believes that it is in the best interests of our Company and our stockholders to be able to adjourn the Special Meeting to a later date or dates if necessary or appropriate for the above-referenced reasons.

REQUIRED VOTE

The affirmative vote of a majority of the shares of Class A Common Stock present and entitled to vote at the Special Meeting is required for the approval of the adjournment proposal. Abstentions and broker non-votes with respect to this proposal will be counted for purposes of establishing a quorum. Abstentions and broker non-votes will have no effect on the outcome of the vote.

For this Proposal 5, if a quorum is not present at the Special Meeting, Article II, Subsection 2.6 of our Bylaws states that the chairman of the meeting may adjourn the Special Meeting.

THE BOARD RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

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OTHER BUSINESS

As of the date of this Proxy Statement, our management has no knowledge of any business that may be presented for consideration at the Special Meeting, other than that described above. As to other business, if any, that may properly come before the Special Meeting, or any adjournment thereof, it is intended that the proxy hereby solicited will be voted in respect of such business in accordance with the judgment of the proxy holders.

STOCKHOLDER PROPOSALS

You may present proposals for action at a future meeting or submit nominations for election of directors only if you comply with the requirements of the rules established by the SEC and our Bylaws, as applicable.

In order for a stockholder proposal to be considered for inclusion in our proxy statement and form of proxy relating to our annual meeting of stockholders to be held in 2025 pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by us via physical mail sent to our principal executive offices at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401 Attention: Management no later than [*], 2025.

Stockholders wishing to bring a proposal or nominate a director at the annual meeting to be held in 2025 under our Bylaws must provide written notice of such proposal to our Secretary at our principal executive offices between close of business [*], 2025 and close of business [*], 2025 and comply with the other provisions of our Bylaws. In addition to complying with the advance notice provisions of our Bylaws, to nominate a director, stockholders must give timely notice that complies with the additional requirements of Rule 14a-19 under the Exchange Act, which must be received no later than [*], 2025.

HOUSEHOLDING INFORMATION

Unless we have received contrary instructions, we may send a single copy of this Proxy Statement to any household at which two or more stockholders reside if we believe the stockholders are members of the same family. This process, known as “householding”, reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if stockholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the stockholders should follow the instructions described below. Similarly, if an address is shared with another stockholder and together both of the stockholders would like to receive only a single set of our disclosure documents, the stockholders should follow these instructions:

●	If the shares are registered in the name of the stockholder, the stockholder should contact us at 729 N. Washington Ave., Suite 600, Minneapolis, MN 55401, (612) 800 0059 to inform us of such stockholder’s request; or

●	If a bank, broker, nominee, fiduciary or other custodian holds the shares, the stockholder should contact the bank, broker, nominee, fiduciary or other custodian directly.

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WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read the Company’s SEC filings, including this Proxy Statement, over the Internet at the SEC’s website at http://www.sec.gov.

You may also obtain these documents by requesting them via e-mail from the Company at the following address and telephone number:

Mark White

Interim Chief Executive Officer

729 N. Washington Ave., Suite 600

Minneapolis, MN 55401

(612) 800 0059

legal@foxotechnologies.com

If you are a stockholder of the Company and would like to request documents, please do so by [*], 2024, five business days prior to the Special Meeting, in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

By Order of the Board

/s/ Mark White
Mark White
Interim Chief Executive Officer

[*], 2024

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APPENDIX A

FORM OF CERTIFICATE OF AMENDMENT OF

CERTIFICATE OF INCORPORATION OF

FOXO TECHNOLOGIES INC.

FOXO Technologies Inc., a Delaware corporation (the “Corporation”) does hereby certify that:

FIRST: The name of the Corporation is FOXO Technologies Inc.

SECOND: This Certificate of Amendment (this “Certificate of Amendment”) amends the provisions of the Corporation’s Certificate of Incorporation, as amended, and any amendments thereto (the “Charter”), last amended by a certificate of amendment to the Certificate of Incorporation filed with the Secretary of State on October 23, 2023.

THIRD: A new Article IV, Subsection 1 is added to the Charter to provide in its entirety as follows:

“The total number of shares of capital stock that the Corporation shall have authority to issue is 2,010,000,000 shares, consisting of: (i) 2,000,000,000 shares of Class A common stock, having a par value of $0.0001 per share (the “Class A Common Stock” and “Common Stock”); and (ii) 10,000,000 shares of preferred stock, having a par value of $0.0001 per share (the “Preferred Stock”).

1. Reverse Stock Split. Upon the filing of this Amendment with the Secretary of State of the State of Delaware (the “Effective Time”), each ________ outstanding shares of Class A Common Stock outstanding immediately prior to the Effective Time (the “Old Common Stock”) shall be combined and converted into one (1) share of Common Stock (the “New Common Stock”) based on a ratio of one share of New Common Stock for each _____ shares of Old Common Stock (the “Reverse Split Ratio”). This reverse stock split (the “Reverse Split”) of the outstanding shares of Common Stock shall not affect the total number of shares of capital stock, including the Common Stock, that the Company is authorized to issue, which shall remain as set forth under this Article IV.

The Reverse Split shall occur without any further action on the part of the Corporation or the holders of shares of New Common Stock and whether or not certificates representing such holders’ shares prior to the Reverse Split are surrendered for cancellation. No fractional interest in a share of New Common Stock shall be deliverable upon the Reverse Split, all of which shares of New Common Stock shall be rounded up to the nearest whole number of such shares. No stockholders will receive cash in lieu of fractional shares. All references to “Class A Common Stock” and “Common Stock” in these Articles shall be to the New Common Stock.”

FOURTH: This amendment was duly adopted in accordance with the provisions of Sections 212 and 242 of the General Corporation Law of the State of Delaware.

FIFTH: This Certificate of Amendment shall be effective as of Eastern Time on the date written below.

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its officer thereunto duly authorized this day of [●], 2024.

FOXO TECHNOLOGIES INC.

By:
Name:	Mark White
Title:	Interim Chief Executive Officer

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